COMMONWEALTH SHAREHOLDER SERVICES, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235
                                 (800) 527-9525


April 25, 2005

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

     On behalf of The World Fund, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 43 to the Company's Registration Statement on Form N-1A ("PEA No. 43"). PEA No. 43 is being filed to: (i) update financial information; (ii) incorporate by reference the audited financial information for the Trust for its most recent fiscal period ended December 31, 2004; (iii) make certain other non-material changes; and (iv) add appropriate exhibits and consents. PEA No. 43 does not contain any disclosures that would render it ineligible to become effective immediately pursuant to paragraph (b) of Rule 485 under the 1933 Act.

Very truly yours,



/s/ John Pasco, III
-------------------
John Pasco, III

       As filed with the Securities and Exchange Commission on April 25, 2005

                                                  Registration  No. 333-29289
                                                  File          No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933
|--|
                                                                  --
      Pre-Effective Amendment No. _______
|--|
                                                                  --
      Post-Effective Amendment No.  43
|_X|
                                    -----


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|--|
                                                                  --
      Amendment No.  44
|_X|
                     -------


                        (Check appropriate box or boxes) THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                          Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)
       --
      |_|    immediately upon filing pursuant to paragraph (b)
       --
      |XX|   on May 1, 2005 pursuant to paragraph (b)
                -----------
       --
      |  |  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |_|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

                                TABLE OF CONTENTS



1. Part A: Prospectus for Eastern European Equity Fund

2. Part B: Statement of Additional Information for Eastern European Equity Fund

3. Part C

                                TABLE OF CONTENTS
                                                           PAGE
                                                           ----
Risk/Return Summary..........................................
Fees and Expenses............................................
Objective and Strategies.....................................
Risks........................................................
Management...................................................
Shareholder Information......................................
Purchasing Shares............................................
Redeeming Shares.............................................
Additional Information.......................................
Distribution and Taxes.......................................
Distribution Arrangements....................................
Financial Highlights.........................................


You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated May 1, 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports and the SAI by writing to the World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: worldfundsonline.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference
Section,
Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.







                  Eastern European Equity Fund - Class A Shares



                                   May 1, 2005





This prospectus describes the Eastern European Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer three classes of shares, one of which, Class A Shares, are offered by this prospectus. Institutional and Class C shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 527-9525.







As with all mutual funds, The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks -- The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may wish to invest in the Fund if you are seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information -- The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The Fund began operations on February 15, 1996 as the Vontobel Eastern European Equity Fund, a separate portfolio (the "Predecessor Fund") of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. The bar chart shows how the performance of the Fund and the Predecessor Fund has varied from year to year. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund and the Predecessor Fund for the periods ended December 31, 2004 to the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). Keep in mind that the past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart]

1997         8.74%
1998       (46.62%)
1999        14.50%
2000       (17.49%)
2001        (7.41%)
2002        20.51%
2003        49.65%
2004        48.91%

[end bar chart]

During the years shown in the bar chart, the highest return for a calendar quarter was 31.64% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (40.48%) (quarter ending September 30, 1998).

                                          Average Annual Total Returns
                                    (for the period ending December 31, 2004)

                                      One        Five     Since Inception
                                      Year       Years    (February 15, 1996)
                                      ----       -----    -------------------
Class A Shares
Before Taxes(1)                      40.35%      18.57%     7.58%
After Taxes on Distributions(1)(2)   40.35%      18.57%     7.33%
After Taxes on Distributions
  and Sale of Fund Shares(1)(2)      26.26%      16.46%     5.56%
----------------------------------
Nomura Composite-11 Index(3)         51.50%      18.19%     12.52%

(1) Prior to September 9, 2002, Class A Shares were sold without a front-end sales charge. These returns represent the performance of the Class A Shares but have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Nomura Composite-11 Index is an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U.
     S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance.



                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                            Class A
                                                            Shares
                                                           ---------

Maximum Sales Charge (Load) Imposed on Purchases(1)         5.75%
Maximum Deferred Sales Charge (Load)(2)                     2.00%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions                                 None
Redemption Fees(3)                                          None
Exchange Fees(4)                                            None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                              1.25%
Distribution (12b-1) and Service Fees (5)                   0.25%
Other Expenses                                              1.69%
                                                            -----
Total Annual Fund Operating Expenses                        3.19%
Fee Waivers and/or Expense Reimbursements(6)                0.44%
                                                            -----
Net Expenses                                                2.75%
                                                            =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. The charge is a percentage of the NAV at the time of purchase.

(3) The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  Your account may be charged $10 for each telephone exchange.

(5) The Company has approved a Plan of Distribution for Class A Shares of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ( the "1940 Act"), providing for the payment of distribution and service fees to the distributor of the Fund. Class A Shares pay a maximum distribution fee of 0.25% of average daily net assets. See "Rule 12b-1 Fees."

(6) Commonwealth Capital Management, LLC (the "Adviser") has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund). The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you pay the maximum initial sales charge, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                          1 Year      3 Years      5 Years      10 Years
                          ------      -------      -------      --------

Class A Shares(1)          $837        $1,379       $2,004      $3,676


(1) The above examples assume the payment of the maximum initial front-end sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.



                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of, Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, Russia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). (Collectively, "Depositary Receipts".)

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which the Fund is not invested, may adversely affect security values and thus, the Fund's holdings.

Foreign Investing -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets -- The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.



                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser -- Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser also served as the investment adviser to the Predecessor Fund since August 30, 2003. John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Adviser. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2004 the Adviser received fees from the Fund at the annual rate of 1.25%.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares will not exceed 2.75% of average net assets. This limit does not apply to interest, taxes, distribution (i.e., 12b-1) fees, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund). The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid by the Fund (or the Predecessor Fund) to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Adviser has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. ("VAM"), 450 Park Avenue, New York, New York 10022. VAM is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2004, VAM managed in excess of $1.3 billion. VAM has provided investment advisory services to mutual fund clients since 1990. Prior to August 29, 2003, VAM was the investment adviser to the Predecessor Fund under the same fee structure described above.

VAM provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of VAM are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by the Adviser. VAM's fee for sub-advisory services is paid by the Adviser from the investment advisory fees it receives and not by the Fund.

Portfolio Manager -- Mr. Gunter Faschang, who is a Vice President of VAM is the portfolio manager of the Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000, he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang joined Vontobel Asset Management AG as head of Eastern European Equity Management and Research and was at the same time appointed a Vice President of VAM.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable the Fund's Class A, Institutional or Class C shares, subtracting any liabilities attributable to the Fund's Class A, Institutional or Class C shares, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Class A Shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.



The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.




                                PURCHASING SHARES

Share Class Alternatives -- The Fund currently offers investors three different classes of shares, one of which, Class A Shares, are offered by this prospectus. Additional information concerning the Fund's Institutional and Class C shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800)
527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.


Customer Identification Program -- Federal regulations require that the company through which you open an account obtain certain personal information about you when opening a new account. As a result, the company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.



Minimum Investments -- The minimum initial investment for Class A Shares is $2,500. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail -- For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire -- You may purchase Class A Shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem Class A Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Class A Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Class A Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. If you are in a category of investors who may purchase Class A Shares without a front-end sales charge you are subject to a two percent (2.00%) deferred sales charge if your shares are redeemed within three hundred sixty days (360) days after purchase (including shares received in an exchange). This charge is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell your Class A Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Class A Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone -- You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance above the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.





Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of ^the Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on ^the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of ^the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause ^the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.^

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in mutual funds which do not invest in foreign securities. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.






Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer your Class A Shares to another owner, send a written request to the Transfer Agent. Your request should include
(1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.



                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any net capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.

The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.


                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

Class A Shares --

                                    Sales charge as a
                                      percentage of
                                                       Discount as
                                    Offering Net       a
Amount of purchase at the public    price    amount    percentage
offering price                               invested  of offering price
--------------------------------   --------  --------  ------------------

Less than $50,000                   5.75%    6.10%     5.00%
$50,000 but less than $100,000      4.50%    4.71%     3.75%
$100,000 but less than $250,000     3.50%    3.63%     2.75%
$250,000 but less than $500,000     2.50%    2.56%     2.00%
$500,000 but less than $1,000,000   2.00%    2.04%     1.75%
$1,000,000 or more                  1.00%    1.01%     1.00%

If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, we will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.


The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.




Sales charge reductions and waivers -- To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent (Fund Services, Inc., hereinafter the "Transfer Agent") or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's transfer agent can verify your eligibility for the reduction or waiver. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's SAI for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current NAV per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).



Waiver of Front-End Sales Charges --  Class A Shares

No sales charge shall apply to:

(1) the purchase of Class A Shares if you were a Class A Shareholder of the Predecessor Fund prior to September 9, 2002;

(2)  reinvestment of income dividends and capital gain distributions;

(3)  exchanges of the Fund's shares for those of another fund of the Company;

(4) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, the distributor, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(5) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(7) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received. The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of Class A Shares. Review the SAI or call the Fund at (800) 527-9525 for further information.

Rule 12b-1 Fees -- The Board of Directors have adopted a Plan of Distribution for the Fund's Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its Class A Shares. The Fund finances these distribution activities through payments made to the distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's Class A Shares average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The Fund commenced operations as a separate portfolio of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. The financial highlights table is intended to help you understand the Fund's and the Predecessor Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class A Shares of the Fund and the Predecessor Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the past five years presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's and the Predecessor Fund's financial statements, are included in the Fund's and the Predecessor Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund and the Predecessor Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                             Class A Shares




                                        Years ended December 31,

-----------------------------------------------------------
                          2004     2003       2002      2001       2000
                          ----     ----       ----      ----       ----

Per Share
  Operating Performance
Net asset value,
  beginning of year      $12.84   $ 8.58     $ 7.12    $ 7.69     $9.32
                         ------   ------     ------    ------     ------

Income from investment operations-

   Net investment loss  (0.21)   (0.08)     (0.13)    (0.07)     (0.21)(1)
   Net realized and
    unrealized gain
    (loss) on
    investments         6.49       4.34      1.59     (0.50)     (1.42)
                      --------   --------  --------  --------   ---------
Total from
  investment
  operations            6.28       4.26      1.46    (0.57)      (1.63)
                     --------  --------    -------   ---------  ---------

Net asset value,
  end of year         $19.12     $12.84    $ 8.58    $ 7.12      $7.69
                       =====     ======     ======    ======     =======


Total Return          48.91%     49.65%     20.51%    (7.41%)    (17.49%)

Ratios/Supplemental Data

Net assets, end of
  year (000's)       $53,324    $38,648    $18,902    $15,070    $19,232

Ratio to average net assets-
  Expenses (A)          3.04%     2.94%      3.23%      3.46%       2.81%
  Expenses-net (B)      3.04%     2.94%      3.23%      3.38%       2.59%
  Net investment loss  (1.55%)   (0.90%)    (1.62%)    (0.95%)     (1.76%)
Portfolio
    turnover rate       91.97%  117.27%     85.90%     71.18%      85.97%


(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio in 2001 has increased by 0.25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

 (1) Based on average shares outstanding


                                TABLE OF CONTENTS

                                                            PAGE
                                                           ----

Risk/Return Summary...........................................
Fees and Expenses.............................................
Objective and Strategies......................................
Risks.........................................................
Management....................................................
Shareholder Information.......................................
Purchasing Shares.............................................
Redeeming Shares.............................................
Additional Information.......................................
Distribution and Taxes.......................................
Distribution Arrangements....................................
Financial Highlights.........................................
[GRAPHIC OMITTED]

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated May 1, 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports and the SAI by writing to the World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: worldfundsonline.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.


Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference
Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

                              The World Funds, Inc.



                          Eastern European Equity Fund
                                 Class C Shares







                          Prospectus Dated May 1, 2005



This prospectus describes the Eastern European Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer three classes of shares, one of which, Class C Shares, are offered by this prospectus. Class A and Institutional shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 527-9525.







As with all mutual funds, The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks -- The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may wish to invest in the Fund if you are seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information -- The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The Fund began operations on February 15, 1996 as the Vontobel Eastern European Equity Fund, a separate portfolio (the "Predecessor Fund") of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. The bar chart shows how the performance of the Class C Shares of the Fund and the Predecessor Fund has performed during its initial calendar year. The bar chart figures don't include any sales charges. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class C Shares of the Fund (and the Predecessor Fund) for the period ended December 31, 2004 to the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). Keep in mind that the past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart]
Eastern European Equity Fund - Class C Shares

2004     47.56%

[end bar chart]

During the year shown in the bar chart, the highest return for a calendar quarter was 18.16% (quarter ending December 31, 2004) and the lowest return for a calendar quarter was(3.34%) (quarter ending June 30, 2004).

                                          Average Annual Total Returns
                                    (for the period ending December 31, 2004)

                                      One            Since Inception
                                      Year           (January 9, 2003)
                                      ----           -------------------
Class C Shares
Before Taxes(1)                      44.61%           46.74%
After Taxes on Distributions(1)      44.61%           48.25%
After Taxes on Distributions
  and Sale of Fund Shares(1)         29.00%           42.03%
-------------------------------
Nomura Composite-11 Index(2)         51.50%           50.82%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Nomura Composite-11 Index is an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U.
     S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly     Class
from your investment)                                C Shares
------------------------------------------------------------
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on               None
Purchases
------------------------------------------------------------
------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(1)              2.00%
------------------------------------------------------------
------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested    None
Dividends and Distributions
------------------------------------------------------------
------------------------------------------------------------
Redemption Fees(2)                                   None
------------------------------------------------------------
------------------------------------------------------------
Exchange Fees(3)                                     None
------------------------------------------------------------
------------------------------------------------------------
Estimated  Annual  Operating  Expenses  (expenses  that
are deducted  from Fund assets)
------------------------------------------------------------
------------------------------------------------------------
Management Fee                                       1.25%
------------------------------------------------------------
------------------------------------------------------------
Distribution (12b-1) and Service Fees (4)            1.00%
------------------------------------------------------------
------------------------------------------------------------
Other Expenses(5)                                    1.54%
------------------------------------------------------------
------------------------------------------------------------
Total Annual Fund Operating Expenses                 3.79%
------------------------------------------------------------
------------------------------------------------------------
Fee Waivers and/or Expense Reimbursements(6)         0.29%
------------------------------------------------------------
------------------------------------------------------------
Net Expenses                                         3.50%
------------------------------------------------------------

(1) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within 2 years of purchase. The charge is a percentage of the NAV at the time of purchase.

(2) Your account may be charged $10 for a telephone redemption.

(3) Your account may be charged $10 for a telephone exchange.

(4) The Company has approved a Plan of Distribution for Class C Shares of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ( the "1940 Act"), providing for the payment of distribution and service fees to the distributor of the Fund. Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

(5) "Other Expenses" are based on amounts for the Predecessor Fund's Class A Shares for the fiscal year ended December 31, 2004. Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.

(6) Commonwealth Capital Management, LLC (the "Adviser") has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund). The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Predecessor Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you pay the maximum initial sales charge and any applicable deferred sales charge, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                               1 Year(1)  3 Years        5 Years      10 Years
                               ------     -------        -------      --------

Class C Shares                 $553       $1,074        $1,876       $3,968

(1) The examples assume payment of the applicable sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $253 for the one year period.


                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, Russia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). (Collectively, "Depositary Receipts".)

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which the Fund is not invested, may adversely affect security values and thus, the Fund's holdings.

Foreign Investing -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets -- The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.



                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser -- Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser also served as the investment adviser to the Predecessor Fund since August 30, 2003. John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Adviser. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2004 the Adviser received fees from the Fund at the annual rate of 1.25%.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class C Shares will not exceed 3.50% of average net assets. This limit does not apply to interest, taxes, distribution (i.e., 12b-1) fees, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund). The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid by the Fund (or the Predecessor Fund) to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Adviser has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. ("VAM"), 450 Park Avenue, New York, New York 10022. VAM is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2004, VAM managed in excess of $1.3 billion. VAM has provided investment advisory services to mutual fund clients since 1990. Prior to August 29, 2003, VAM was the investment adviser to the Predecessor Fund, under the same fee structure described above.

VAM provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of VAM are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund.

Portfolio Manager -- Mr. Gunter Faschang, who is a Vice President of VAM is the portfolio manager of the Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000, he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang joined Vontobel Asset Management AG as head of Eastern European Equity Management and research, and was at the same time appointed a Vice President of VAM.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable the Fund's Class A, Institutional or Class C shares, subtracting any liabilities attributable to the Fund's Class A, Institutional or Class C shares, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Class C Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.



The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.



                                PURCHASING SHARES

Share Class Alternatives -- The Fund currently offers investors three different classes of shares, one of which, Class C Shares, are offered by this prospectus. Additional information concerning the Fund's Class A and Institutional shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800)
527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.


Customer Identification Program -- Federal regulations require that the company through which you open an account obtain certain personal information about you when opening a new account. As a result, the company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.



Minimum Investments -- The minimum initial investment for Class C Shares of the Fund is $2,500. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail -- For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire -- You may purchase Class C Shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem Class C Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Class C Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Class C Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%) deferred sales charge is deducted from the proceeds of the Fund's Class C Shares if shares are redeemed within two (2) years after purchase (including shares received in an exchange). The charge is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Class C Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Class C Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone -- You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.


By Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance above the required minimum, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.





Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of ^the Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on ^the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of ^the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause ^the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.^

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in mutual funds which do not invest in foreign securities. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.







Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any net capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.

The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax Adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Sales Charges -- Class C Shares are sold without the imposition of an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge -- Class C Shares" below. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 and Service Fee as described below under "Rule 12b-1 Fees".

Waiver Of Deferred Sales Charge -- Class C Shares

The deferred sales charge on Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70-1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Rule 12b-1 Fees -- The Board of Directors have adopted a Distribution and Service Plan for the Fund's Class C Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of Class C Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 1.00% for Class C Share expenses. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The Fund commenced operations as a separate portfolio of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. The financial highlights table is intended to help you understand the Fund's and the Predecessor Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund and the Predecessor Fund (assuming reinvestment of all dividends and distributions). The Fund's and the Predecessor Fund's financial highlights for the periods presented have been audited by Tait Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's and the Predecessor Fund's financial statements, are included in the Fund's and the Predecessor Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund and the Predecessor Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                          Class A shares                                     Class C Shares

--------------------------------------------------------------------                                            Years ended December
                                       Year endeds December 31,                    Year ended     Period Ended
                                                                                   December 31,   December 31,
                             2004     2003      2002     2001        2000          2004           2003*
                             -------  --------  -------  -------  --------       ------------ ------------
Per Share Operating
 Performance
Net asset value, beginning of
 year                           $ 12.84  $   8.58  $  7.12  $ 7.69  $   9.32         $ 12.70      $   8.61
                                -------  --------  ------- -------  --------         -------      --------
Income from investment
 operations:
  Net investment loss            (0.21)     (0.08)   (0.13) (0.07)    (0.21)/(1)/     (0.24)       (0.27)
  Net realized and unrealized
   gain (loss) on investments      6.49      4.34     1.59 (0.50)    (1.42)           6.28          4.36
                                -------  --------  ------- -------  --------         -------      --------
Total from investment
 operations                        6.28      4.26     1.46 (0.57)    (1.63)           6.04          4.09
                                -------  --------  ------- -------  --------         -------      --------
Net asset value, end of year    $ 19.12  $  12.84  $  8.58  $ 7.12  $   7.69         $ 18.74      $  12.70
                                =======  ========  ======= =======  ========         =======      ========

Total Return                     48.91%    49.65%   20.51% (7.41%)  (17.49%)         47.54%        47.50%

Ratios/Supplemental Data
Net assets, end of year (000's) $53,324  $ 38,648  $18,902 $15,070  $ 19,232         $    89      $      4
Ratio to average net assets:
  Expenses/(A)/                   3.04%     2.94%    3.23% 3.46%     2.81%           3.79%       3.94%**
  Expenses - net/(B)/             3.04%     2.94%    3.23% 3.38%     2.59%           3.79%       3.94%**
  Net investment loss            (1.55%)   (0.09%)  (1.62%) (0.95%)   (1.76%)         (2.30%)    (1.90%)**
Portfolio turnover rate          91.97%   117.27%   85.90% 71.18%    85.97%          91.97%       117.27%


 * Commencement of operations for Class C shares was January 9, 2003. ** Annualized

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

/(1)/ Based on average shares outstanding


                                TABLE OF CONTENTS

                                                            PAGE

Risk/Return Summary...........................................
Fees and Expenses.............................................
Objective and Strategies......................................
Risks.........................................................
Management....................................................
Shareholder Information.......................................
Purchasing Shares.............................................
Redeeming Shares.............................................
Additional Information.......................................
Distribution and Taxes.......................................
Financial Highlights.........................................
[GRAPHIC OMITTED]

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI Dated May 1, 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports and the SAI by writing to the World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: worldfundsonline.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.


Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference
Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.







         Eastern European Equity Fund - Institutional Shares



                        __________________________, 2005

This prospectus describes the Eastern European Equity Fund (the "Fund") a series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer three classes of shares, one of which, Institutional Shares, are offered by this prospectus. Class A Shares and Class C Shares are offered by separate prospectuses. To obtain a prospectus for those shares, please call (800) 527-9525.









As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks -- The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value (the "NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may wish to invest in the Fund if you are seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the Eastern European Equity Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information -- The bar chart and performance table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The Fund began operations on February 15, 1996 as the Vontobel Eastern European Equity Fund, a separate portfolio (the "Predecessor Fund") of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. The returns shown below are for the Class A Shares of the Fund and the Predecessor Fund. Institutional Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the Fund and the Predecessor Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the Fund and the Predecessor Fund for the periods ended December 31, 2004 to the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). Keep in mind that the past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart]

1997         8.74%
1998       (46.62%)
1999        14.50%
2000       (17.49%)
2001        (7.41%)
2002        20.51%
2003        49.65%
2004        48.91%

[end bar chart]

During the years shown in the bar chart, the highest return for a calendar quarter was 31.64% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (40.48%) (quarter ending September 30, 1998).

                                          Average Annual Total Returns
                                    (for the period ending December 31, 2004)

                                      One        Five     Since Inception
                                      Year       Years    (February 15, 1996)
                                      ----       -----    -------------------
Class A Shares
Before Taxes(1)                      40.35%      18.57%     7.58%
After Taxes on Distributions(1)(2)   40.35%      18.57%     7.33%
After Taxes on Distributions
  and Sale of Fund Shares(1)(2)      26.26%      16.46%     5.56%
Institutional Shares(3)              48.91%      19.98%     8.30%
----------------------------------
Nomura Composite-11 Index(4)         51.50%      18.19%     12.52%

1) Prior to September 9, 2002, Class A Shares were sold without a front-end sales charge. These returns represent the performance of the Class A Shares but have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.

(2) After-tax returns presented are for Class A Shares only. After-tax returns for Institutional Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) These returns represent the performance of Class A Shares but have been restated to reflect the fact that Institutional Shares are sold without the imposition of an initial front-end sales charge.

(4) The Nomura Composite-11 Index is an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the U.
     S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

-------------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly from your
investment)
-------------------------------------------------------------------
-------------------------------------------------------------------
                                                       Institutional
                                                       Shares
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases(1)     None
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(2)                 2.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested       None
Dividends and Distributions
-------------------------------------------------------------------
-------------------------------------------------------------------
Redemption Fees(3)                                      None
-------------------------------------------------------------------
-------------------------------------------------------------------
Exchange Fees(4)                                        None
-------------------------------------------------------------------
-------------------------------------------------------------------
Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------
-------------------------------------------------------------------
Advisory Fee                                            1.25%
-------------------------------------------------------------------
-------------------------------------------------------------------
Distribution (12b-1) and Service Fees                   None
-------------------------------------------------------------------
-------------------------------------------------------------------
Other Expenses(5)                                       1.54%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Annual Fund Operating Expenses                    3.04%
-------------------------------------------------------------------
-------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursements(6)             0.29%
-------------------------------------------------------------------
-------------------------------------------------------------------
Net Expenses                                            2.75%
-------------------------------------------------------------------

(1)  As a percentage of the offering price.

(2)  A  deferred   sales   charge  of  2.00%  is  imposed  on  the  proceeds  of
     Institutional Shares redeemed within 90 days of purchase. The charge is a percentage of the NAV at the time of purchase.

(3)  Your account may be charged $10 for a telephone redemption.

(4)  Your account may be charged $10 for a telephone exchange.

(5) "Other Expenses" are based on amounts for the Predecessor Fund's Class A Shares for the fiscal year ended December 31, 2003. Other Expenses include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees.

(6) Commonwealth Capital Management, LLC (the "Adviser") has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Institutional Shares is limited to 2.75%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund). The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in each of the Fund with the cost of investing in other mutual Fund. The example assumes that you invest $10,000 in a Fund, you reinvest all dividends and distributions in additional shares of a Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:


                1 Year       3 Years         5 Years         10 Years
                ------       -------         -------        ---------

                $278         $853            $1,516          $3,290

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market. Consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, Russia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). (Collectively, "Depositary Receipts".)

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a fund is not invested, may adversely affect security values and thus, a fund's holdings.

Foreign Investing -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets -- The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.



                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser -- Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser also served as the investment adviser to the Predecessor Fund since August 30, 2003. John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Adviser. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2004 the Adviser received fees from the Fund at the annual rate of 1.25%.

In the interest of limiting expenses of the Fund's Institutional Shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Institutional Shares will not exceed 2.75% of average net assets. This limit does not apply to interest, taxes, distribution (i.e., 12b-1) fees, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid by the Fund (or the Predecessor Fund) to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. ("VAM"), 450 Park Avenue, New York, New York 10022. VAM is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2004, VAM managed in excess of $1.3 billion. VAM has provided investment advisory services to mutual fund clients since 1990. Prior to August 29, 2003, VAM was the investment adviser to the Predecessor Fund, under the same fee structure described above.

VAM provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of VAM are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund.


Portfolio Manager -- Mr. Gunter Faschang, who is a Vice President of VAM, is the portfolio manager of the Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000, he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang joined Vontobel Asset Management AG as head of Eastern European Equity Management and research, and was at the same time appointed a Vice President of VAM.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the Fund.


                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable the Fund's Class A, Institutional or Class C shares, subtracting any liabilities attributable to the Fund's Class A, Institutional or Class C shares, and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Institutional Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.



The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.




                                PURCHASING SHARES

You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund. Investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Share Class Alternatives -- The Fund currently offers investors three different classes of shares, one of which, Institutional Shares, are offered by this prospectus. Additional information concerning the Fund's Class A and Class C shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.


Customer Identification Program -- Federal regulations require that the company through which you open an account obtain certain personal information about you when opening a new account. As a result, the company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.




Minimum Investments -- The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail -- For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Shareholder Servicing -- The Distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund. In consideration of these services, the Distributor is paid a monthly fee equal to one-quarter (0.25%) percent of the Fund's average daily net assets on an annualized basis.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%) deferred sales charge is deducted from the proceeds of the Fund's Institutional Shares if shares are redeemed within ninety (90) days after purchase. The charge is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone -- You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.





Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of ^the Fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on ^the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of ^the Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause ^the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.^

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in mutual funds which do not invest in foreign securities. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.







Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the Institutional Shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                              FINANCIAL HIGHLIGHTS

The Fund commenced operations as a separate portfolio of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. The financial highlights table is intended to help you understand the Fund's and the Predecessor Fund's financial performance for the past five fiscal years. As of the date of this prospectus, Institutional Shares of the Fund have no financial highlights of their own. The financial highlights below are for Class A Shares of the Fund and the Predecessor Fund. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class A Shares of the Fund and the Predecessor Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the past five years presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's and the Predecessor Fund's financial statements, are included in the Fund's and the Predecessor Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund and the Predecessor Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                           Class A shares                                     Class C Shares

--------------------------------------------------------------------                                            Years ended December
                                       Year endeds December 31,                    Year ended     Period Ended
                                                                                   December 31,   December 31,
                             2004     2003      2002     2001        2000          2004           2003*
                             -------  --------  -------  -------  --------       ------------ ------------
Per Share Operating
 Performance
Net asset value, beginning of
 year                           $ 12.84  $   8.58  $  7.12  $ 7.69  $   9.32         $ 12.70      $   8.61
                                -------  --------  ------- -------  --------         -------      --------
Income from investment
 operations:
  Net investment loss            (0.21)     (0.08)   (0.13) (0.07)    (0.21)/(1)/     (0.24)       (0.27)
  Net realized and unrealized
   gain (loss) on investments      6.49      4.34     1.59 (0.50)    (1.42)           6.28          4.36
                                -------  --------  ------- -------  --------         -------      --------
Total from investment
 operations                        6.28      4.26     1.46 (0.57)    (1.63)           6.04          4.09
                                -------  --------  ------- -------  --------         -------      --------
Net asset value, end of year    $ 19.12  $  12.84  $  8.58  $ 7.12  $   7.69         $ 18.74      $  12.70
                                =======  ========  ======= =======  ========         =======      ========

Total Return                     48.91%    49.65%   20.51% (7.41%)  (17.49%)         47.54%        47.50%

Ratios/Supplemental Data
Net assets, end of year (000's) $53,324  $ 38,648  $18,902 $15,070  $ 19,232         $    89      $      4
Ratio to average net assets:
  Expenses/(A)/                   3.04%     2.94%    3.23% 3.46%     2.81%           3.79%       3.94%**
  Expenses - net/(B)/             3.04%     2.94%    3.23% 3.38%     2.59%           3.79%       3.94%**
  Net investment loss            (1.55%)   (0.09%)  (1.62%) (0.95%)   (1.76%)         (2.30%)    (1.90%)**
Portfolio turnover rate          91.97%   117.27%   85.90% 71.18%    85.97%          91.97%       117.27%


 * Commencement of operations for Class C shares was January 9, 2003. ** Annualized

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the Fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

/(1)/ Based on average shares outstanding


As of the date of this SAI, the Eastern European Equity Fund has not yet begun to offered Institutional Shares.

                       STATEMENT OF ADDITIONAL INFORMATION
                          EASTERN EUROPEAN EQUITY FUND
                                   May 1, 2005



THE WORLD FUNDS, INC.
8730 STONY POINT PARKWAY, SUITE 205
RICHMOND, VIRGINIA 23235
(800) 527-9525


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the Eastern European Equity Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain prospectuses of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

The Fund commenced operations on February 15, 1996 as the Vontobel Eastern European Equity Fund, a separate portfolio (the "Predecessor Fund") of the Vontobel Funds, Inc. On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company.

The Fund's audited financial statements and notes thereto for the year ended December 31, 2004 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2004 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund, at the Company's website worldfundsonline.com or by calling (800) 527-9525.

Current prospectuses:

o     Class A Shares dated May 1, 2005
o     Class C Shares dated May 1, 2005



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                                TABLE OF CONTENTS

                                                               PAGE
                                                               ----

General Information
Investment Objective
Strategies and Risks
Investment Programs
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Distribution
Additional Information about Purchases and Sales
Special Shareholder Services
Tax Status
Investment Performance
Financial Information
Proxy and Corporate Action Voting Policies and
Procedures......Appendix A



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                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectuses for Class A, Institutional and Class C shares of the Fund. The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act. The Fund commenced operations as a separate portfolio of the Vontobel Funds, Inc. (the "Predecessor Fund"). On November 8, 2004, the Predecessor Fund was reorganized as a new portfolio of the Company. References in this SAI are to the Predecessor Fund's current name. In addition, certain of the financial information contained in this SAI is that of the Predecessor Fund's.

As of the date of this SAI, the Fund is authorized to issue three classes of shares: Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 12b-1 fee; Institutional Shares imposing no front-end sales charge, charging a two percent (2.00%) deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging 12b-1 fees; and Class C Shares charging no front-end sales charge, charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years after purchase and charging a higher 12b-1 fee than Class A Shares. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Convertible Securities --The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants -- The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities -- For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the Fund's sub-adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Strategic Transactions -- The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.


Options -- The Fund may purchase and sell options as described herein.

Put and Call Options -- A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund's sub-adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices -- The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures -- The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions -- The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund's sub-adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging -- Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging -- Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Fund's sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging -- The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

Proxy Hedging -- To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the sub-adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the sub-adviser believes that the value of Swedish krona will decline against the U.S. dollar, the sub-adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions -- The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the sub-adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments -- The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts -- In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts -- American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions -- When the Fund's sub-adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The sub-adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities -- The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund's sub-adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

Portfolio Turnover -- Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's sub-adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the sub-adviser's opinion, to meet the Fund's objective. The sub-adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

Other Investments -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1) As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and forward foreign currency contracts for hedging purposes.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets.

6) Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12)  Purchase or sell real estate (except that the Fund may invest in:

      (i) securities of companies which deal in real estate or mortgages; and

      (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to their fundamental limitations with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Non-Fundamental Policies and Restriction -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.



                 DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

The Fund's Board has adopted policies and procedures designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts of interest between Fund shareholders and those of the Fund's investment adviser, principal underwriter or any affiliated person of the Fund. Pursuant to such procedures, the Board has authorized senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Fund's administrator reports quarterly to the Board regarding the implementation of such policies and procedures.

These policies and procedures have been reviewed by the Fund's Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the Fund's Chief Compliance Officer.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings: the Fund's auditors for use in providing audit opinions; to financial printers for the purpose of preparing Fund regulatory filings; to rating agencies for use in developing a rating for the Fund; and to the Fund's administrator, custodian, transfer agent and accounting services provider in connection with their providing services to the Fund;

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.

Affiliated persons of the Fund who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Fund receiving such information are subject to confidentiality obligations. Neither the Fund nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.



                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund and reviews performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the adviser, the sub-adviser and the principal underwriter, and officers of the Company, are noted with an asterisk(*).

------------------------------------------------------------------------
Name, Address and    Position(s)Number      Principal           Other
Age                  Held with  of          Occupation(s)       Directorships
                     Company    Funds       During the Past 5   by
                                and Tenure  Years
                                in                              Directors
                                Company                         and
                                Overseen                        Number of
                                                                Funds in
                                                                the  Complex
                                                                 Overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John Pasco,       Chairman,  8         Mr. Pasco is        The World
III(1)               Director             Treasurer and a     Insurance
8730 Stony Point     and                  Director of         Trust --
Parkway              Treasurer            Commonwealth        1 Fund;
Suite 205            since                Shareholder         Vontobel
Richmond, VA 23235   May, 1997            Services, Inc.      Funds, Inc.
(58)                                      ("CSS"), the
                                          Company's
                                          Administrator,
                                          since 1985;
                                          President and
                                          Director of
                                          First Dominion
                                          Capital Corp. ("FDCC"),
                                          the Company's
                                          underwriter; President
                                          and Director of
                                          Fund Services, Inc.,
                                          the Company's
                                          Transfer and Disbursing
                                          Agent since 1987;
                                          President and
                                          Treasurer of
                                          Commonwealth Capital
                                          Management, Inc.
                                          since 1983 which also
                                          owns an interest an
                                          interest in the
                                          investment adviser
                                          to the Third
                                          Millennium Russia
                                          Fund, another fund
                                          of the Company;
                                          President of
                                          Commonwealth Capital
                                          Management, LLC,
                                          the adviser to the
                                          Fund and the adviser to the
                                          GenomicsFund series of
                                          the Company,
                                          since December, 2000;
                                          President and
                                          Director of Commonwealth
                                          Fund
                                          Accounting, Inc., which
                                          provides
                                          bookkeeping services to
                                          the Company;
                                          and Chairman, Trustee and
                                          Treasurer of
                                          The World Insurance
                                          Trust, a
                                          registered investment
                                          company, since
                                          May, 2002; and
                                          Chairman, Director and
                                          Treasurer of Vontobel
                                          Funds, Inc., a
                                          registered investment
                                          company, since
                                          March, 1997.
                                          Mr. Pasco is also a
                                          certified public
                                          accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.       Director   8       Mr. Boyd is         The World
8730 Stony Point Pkwy. since              Manager of the      Insurance
Suite 205              May, 1997          Customer Services   Trust --
Richmond, VA 23235                        Operations and      1 Fund;
(63)                                      Accounting          Satuit
                                          Division of the     Capital
                                          Potomac Electric    Management
                                          Power Company       Trust --
                                          since August,       1 Fund;
                                          1978; a Trustee     Janus
                                          of The World        Capital
                                          Insurance Trust,    Management
                                          a registered        Trust --
                                          investment          2 Funds;
                                          company, since May, Vontobel
                                          2002; a Trustee     Funds, Inc.
                                          of Satuit Capital
                                          Management
                                          Trust, a registered
                                          investment
                                          company, since
                                          October, 2002; a
                                          Trustee of Janus
                                          Capital Management
                                          Trust, a registered
                                          investment
                                          company, since
                                          September, 2003; and
                                          Director of Vontobel
                                          Funds, Inc.,  a
                                          registered investment
                                          company, since
                                          March, 1997.
                                          Mr. Boyd is
                                          also a certified
                                          public accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist        Director   8      Mr. Poist is a      The World
8730 Stony Point Pkwy   since             financial and tax   Insurance
Suite 205               May, 1997         consultant through  Trust --
Richmond, VA 23235                        his firm            1 Fund;
(67)                                      Management Funds    Satuit
                                          Consulting for      Capital
                                          Professionals       Management
                                          since 1968; a       Trust --
                                          Trustee of Satuit   1 Fund;
                                          Capital Management  Vontobel
                                          Trust, a            Funds, Inc.
                                          registered
                                          investment company,
                                          since November,
                                          2003; and a Trustee
                                          of The World
                                          Insurance Trust,
                                          a registered
                                          investment company,
                                          since May, 2002;
                                          and Director of Vontobel
                                          Funds, Inc.,  a
                                          registered investment
                                          company, since
                                          March, 1997.
                                          Mr. Poist is also a
                                          certified public
                                          accountant.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul M. Dickinson      Director   8       Mr. Dickinson is    The World
8730 Stony Point Pkwy. since              President of        Insurance
Suite 205              May, 1997          Alfred J.           Trust --
Richmond, VA 23235                        Dickinson, Inc.     1 Fund;
(56)                                      Realtors since      Satuit
                                          April, 1971; a      Capital
                                          Trustee of Satuit   Management
                                          Capital Management  Trust --
                                          Trust, a            1 Fund;
                                          Registered          Vontobel
                                          investment company, Funds, Inc.
                                          since November, 2003;
                                          Trustee of The
                                          World Insurance
                                          Trust, a registered
                                          investment company,
                                          since May, 2002;
                                          and Director of
                                          Vontobel Funds, Inc.,
                                          a registered
                                          investment company,
                                          since
                                          March, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A        Mr. Parker is             N/A
1500 Forest Avenue   since                Secretary of CSS
Suite 222            May, 1997            and FDCC since
Richmond, VA 23229                        1986; Secretary of
(60)                                      The World
                                          Insurance Trust,
                                          a registered
                                          investment company,
                                          since May, 2002;
                                          and Secretary of
                                          Vontobel Funds, Inc.,
                                          a registered investment
                                          company, since
                                          March, 1997; and
                                          partner in the law
                                          firm Parker and McMakin.
------------------------------------------------------------------------
------------------------------------------------------------------------
----------------------------------------------------------------------
----------------------------------------------------------------------
*Jane H.         Vice       N/A     Ms.  Williams is    N/A
Williams         President          President of Sand
245 Lytton       of the             Hill Advisors,
Avenue           Company            Inc., a registered
Suite 250        and                investment
Palo Alto, CA    President          adviser, since
94301            of the             August, 2000 and
(52)             Sand Hill          was the Executive
                 Portfolio          Vice President of
                 Manager            Sand Hill
                 Fund               Advisors, since
                 series             1982.
                 since
                 May, 1997.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Leland H.       President  N/A     Mr.  Faust is       N/A
Faust            of the             President of CSI
One Montgomery   CSI                Capital
Street           Equity             Management, Inc.,
Suite 2525       Fund               a registered
San Francisco,   series             investment
CA 94104  (57)   since              adviser, since
                 October,           1978.  Mr.  Faust
                 1997               is also a partner
                                    in the law firm
                                    Taylor & Faust
                                    since September,
                                    1975.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Stephen Goddard Vice       N/A     Mr.  Goddard has    N/A
Riverfront Plaza President          been the President
West Tower       of the             and principal
901 East Byrd    Company            shareholder of The
Street           and                London Company, a
Suite 1350A      President          registered
Richmond, VA     of the             investment
23219 (42)       New                adviser, since its
                 Market             inception and has
                 Fund               been the portfolio
                 series             manager of the New
                 since              Market Fund series
                 March,             since its
                 2003               inception on
                                    October 1, 1998.
                                    Mr.  Goddard is
                                    also a director
                                    and shareholder of
                                    Virginia
                                    Management
                                    Investment
                                    Corporation, a
                                    registered
                                    investment adviser
                                    that formerly
                                    served as the
                                    investment adviser
                                    to the New Market
                                    Fund.  Mr.
                                    Goddard has
                                    fifteen years
                                    experience in
                                    senior portfolio
                                    management,
                                    security analysis
                                    and finance.
----------------------------------------------------------------------
----------------------------------------------------------------------
*John T.         Vice       N/A     Mr.  Connor is      N/A
Connor, Jr.      President          President of Third
1185 Avenue of   of the             Millennium
the Americas     Company            Investment
32nd Floor       and                Advisors, LLC, a
New York, NY     President          registered
10036            of the             investment adviser
                 Third              , since April,
                 Millennium         1998; and Chairman
                 Russia             of ROSGAL
                 Fund               Insurance since
                 series             1993.
                 since
                 October,
                 1998
----------------------------------------------------------------------
----------------------------------------------------------------------
*Robert J.       Vice       N/A     Chairman,           N/A
Sullivan         President          President and
2608 Goldbug     of the             Treasurer of
Avenue           Company            Satuit Capital
Sullivan's       and                Management Trust,
Island, SC       President          an open-end
29482 (42)       of the             investment
                 GenomicsFund       management
                 series             company, since
                 since              December, 2000;
                 January,           Managing Director
                 2003               and Investment
                                    Officer of Satuit
                                    Capital Management, LLC, a
                                    registered investment
                                    adviser, from June,
                                    2000 to Present;
                                    Portfolio Manager and
                                    Senior Equity Analyst
                                    at Cadence Capital
                                    Management from 1997
                                    to 2000, an
                                    institutional asset
                                    management firm.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Russell Platt   Vice       N/A     Mr.  Platt is       N/A
518 17th Street  President          Chief Executive
Suite 1700       of the             Officer of Forum
Denver, CO 80202 Company            Partners, an
                 and                investment
                 President          management firm.
                 of the             Previously he was
                 Dividend           a Managing
                 Capital            Director of
                 Realty             Security Capital
                 Income             Research and
                 Fund               Management, Inc.'s
                 series             investment
                 December,          management
                 2003               subsidiary.  Prior
                                    to joining
                                    Security Capital,
                                    Mr.  Platt served
                                    as President -
                                    International of
                                    JER Partners, a
                                    real estate
                                    investment
                                    company, and prior
                                    to that, served
                                    from 1982 to 1999
                                    at Morgan Stanley
----------------------------------------------------------------------
----------------------------------------------------------------------
*Gunter Faschang Vice       N/A     Mr.  Faschang       N/A
450 Park Avenue  President          began his career
New York, NY     of the             in September 1995
10022 (31)       Company            as a registered
                 and                trader on the
                 President          floor of the
                 of the             Frankfurt Stock
                 Eastern            Exchange with
                 European           Sputz AG and
                 Equity             Exco-Bierbaum.  In
                 Fund               March 1997 he
                 series             joined
                 since              Investmentbank
                 May, 2001          Austria, Vienna,
                                    as a Central European
                                    equity strategist. In
                                    January 1998, Mr.
                                    Faschang moved to Erste
                                    Bank, Vienna, as a
                                    Central European equity
                                    strategist and sector
                                    analyst for Russian
                                    oil stocks, with
                                    responsibility for
                                    organizing the Erste
                                    group's Central
                                    European research
                                    effort. In March 2000 he
                                    was appointed manager
                                    of Erste-Sparinvest's
                                    Danubia Fund. In July
                                    2001 Mr. Faschang
                                    joined Vontobel Asset
                                    Management AG as head
                                    of Eastern European
                                    equity management and
                                    research, and was at
                                    the same time appointed
                                    a Vice President of
                                    Vontobel Asset
                                    Management, a registered
                                    investment adviser.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Peter L.  Smith Chief      N/A     Mr.  Smith is       N/A
4834 Langdrum    Compliance         Director of
Lane             Officer            Compliance for
Chevy Chase, MD                     AmeriMutual Funds
20815                               Distributor, and
                                    Newfield Advisors,
                                    LLC, a registered broker
                                    dealer and a registered
                                    investment adviser,
                                    respectively, from 2003
                                    to present; Senior
                                    Compliance Officer of
                                    Mutual Fund Services,
                                    FBR National Bank and
                                    Trust, from 2002 to
                                    2003; and Senior Vice
                                    President of
                                    Operations, Administration
                                    and Compliance
                                    for the Monument
                                    Funds, a registered
                                    investment company
                                    and Principal of Monument
                                    Distributors, Inc.,
                                    a registered
                                    broker-dealer from 1998 to 2001.
----------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Fund, as well as being the adviser to the GenomicsFund series of the Company; (3) he is an affiliate of another investment adviser of a fund offered by the Company; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended December 31, 2004, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended December 31, 2004, the Nominating Committee did not meet.

As of December 31, 2004, the directors beneficially owned the following dollar range of equity securities in the Fund as indicated below:

----------------------------------------------------------------------
Name of Director        Dollar Range of        Aggregate Dollar
                        Equity Securities in   Range of Equity
                        the Fund               Securities in All
                                               Funds of the Company
                                               Overseen by the
                                               Director
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III         None                   None
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr.        $1-$10,000             $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul Dickinson          $1-$10,000             $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
William Poist           $10,001-$50,000        $10,001-$50,000
----------------------------------------------------------------------

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal period ended August 31, 2004, the directors received the following compensation from the Company:

------------------------------------------------------------------------
Name and Position Held      Aggregate      Pension or    Total
                            Compensation   Retirement    Compensation
                            From the Fund  Benefits      from the
                            for Fiscal     Accrued as    Company(2)
                            Year Ended     Part of Fund
                            August 31,     Expenses
                            2004(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III, Chairman   $-0-           N/A           $-0-
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr., Director  $3,400           N/A           $12,250
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson, Director $3,400           N/A           $12,250
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist, Director  $3,400          N/A            $12,250
------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Predecessor Fund for service on the Board of Directors for the Predecessor Fund's fiscal period ended August 31, 2004. During this period, the Predecessor Fund was a series of another registered investment company.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal period ended August 31, 2004. The Company consisted of a total of seven funds as of August 31, 2004.

Approval of the Advisory/Sub-Advisory Agreements - At a meeting of the Board of Directors held on August 12, 2003, the Board of Directors of the Company, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC ("CCM" or the "Adviser"). In addition, at the meeting held on August 12, 2003, the Board, including the Independent Directors, unanimously approved a sub-advisory agreement (the "Sub-Advisory Agreement") between CCM and Vontobel Asset Management, Inc. ("VAM"). The Board also considered and evaluated the investment advisory and sub-a,dvisory arrangements on behalf of the Fund on February 26, 2004 and May 26, 2004, in connection with their approval of the reorganization of the Predecessor Fund into the Fund.

With respect to the approval of the Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the Advisory Agreement, including the fact that the Advisory Agreement was substantially the same as the investment advisory agreement currently in place for the Predecessor Fund; (ii) the proposed fees, noting that they were the same as those currently in place for the Predecessor Fund; (iii) the fact that affiliates of CCM would provide administrative services, transfer agency and dividend disbursing services and underwriting services to the Fund, and any fees to be received by the affiliates under those arrangements; (iv) the fact that John Pasco, III, Chairman of the Board and an officer of the Fund was an affiliated person of CCM, the Fund's administrator, transfer agent and dividend disbursing agent and principal underwriter, and could benefit by the contractual arrangements; (v) the nature, quality and extent of the services provided under the current investment advisory agreement with the Predecessor Fund and the representation that services under the Advisory Agreement would be the same; (vi) the fact that CCM intended to employ VAM as sub-adviser; (vii) information concerning CCM and VAM, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (vii) information on the profitability of CCM; (ix) the code of ethics of CCM; and (x) comparative industry data on the performance, fee levels and expense ratios of the Predecessor Fund and its competitors.

During the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed structure would assure a continuity of relationships to service the Fund because both VAM, the proposed sub-adviser, and the principals of CCM were familiar with the Predecessor Fund, the Fund, its investment objectives and policies, its portfolio composition, and the Fund's policies regarding matters such as brokerage allocation, record-keeping systems, and other operational issues. The Board specifically noted the long-standing and cooperative working relationship between CCM and VAM on the Predecessor Fund, which was expected to carry forward to the benefit of the Fund.

The Independent Directors discussed the Advisory Agreement with their independent counsel. After consideration of all of this information and such other items as they deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The directors, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

With respect to the approval of the Sub-Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the Sub-Advisory Agreement, including the fact that the Sub-Advisory Agreement was substantially the same as the current sub-advisory agreement in place for the Predecessor Fund; (ii) the nature, quality and extent of the services provided to the Predecessor Fund under the current sub-advisory agreement and the representation that services under the Sub-Advisory Agreement would be the same; (iii) information concerning VAM, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (iv) information on the profitability of VAM; (v) information concerning soft dollar arrangements between VAM and its regular brokers and dealers; (vi) the code of ethics of VAM; and (vii) the recommendation of CCM.

The Board noted that VAM, the proposed sub-adviser, had selected the present portfolio of investments held by the Predecessor Fund, and was most familiar with the reasons why such investments were purchased, and were currently being held, by the Fund. VAM also has a degree of familiarity with the region in which the Fund invests that was long-standing and broad, and the Board believed that this knowledge would materially expand the range of information available to CCM in managing the portfolio of the Fund. The continued contribution of knowledge and information by VAM would permit the Fund to avoid a sudden liquidation of portfolio securities at a time or under circumstances when such a liquidation might not be in the interest of the shareholders of the Fund. Absent the role of VAM, CCM might be required to liquidate a security with which it was not familiar if necessary to do so to protect the Fund from risk.

The Independent Directors discussed the Sub-Advisory Agreement with their independent counsel. After consideration of all of this information and such other items as they deemed appropriate, the Board concluded that the Sub-Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The directors, including a majority of the Independent Directors of the Company, unanimously approved the Sub-Advisory Agreement.

Sales Loads -- No front-end or deferred sales charges are applied to the purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, VAM, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

Policies Concerning Personal Investment Activities -- The Fund, the Adviser, VAM and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies -- The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the VAM responsibility for decisions regarding proxy voting for securities held by the Fund. VAM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Predecessor Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, 2004 is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of March 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding voting shares of the Fund:

------------------------------------------------------------------------
Names and addresses                          Number of     Percent of
                                             Shares        Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
Charles Schwab Reinvestment                  425,591.876     16.991%
101 Montgomery Street
San Francisco, CA 94104
------------------------------------------------------------------------
------------------------------------------------------------------------
Bank Vontobel AG and its affiliates,         165,004.228      6.587%
Bahnhofstrasse #3
CH-8022 Zurich, Switzerland
------------------------------------------------------------------------

Management Ownership -- As of March 31, 2005, the directors and officers, as a group, owned less than 1% of the outstanding shares of the Company, its series or classes.

            INVESTMENT ADVISER AND ADVISORY AGREEMENT

Adviser -- Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is the Fund's adviser. The Adviser is registered as an adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately held limited liability company. Mr.
John Pasco,
III, Chairman of the Board of the Company, is President of the Adviser.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses until December 31, 2007 so that the ratio of total annual operating expenses of the Fund's Class A, Institutional and Class C shares is limited to 2.75%, 2.75% and 3.50%, respectively. This limit does not apply to interest, taxes, distribution (i.e., 12b-1) fees, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid by the Fund (or the Predecessor Fund) to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund (or the Predecessor Fund). The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

On November 8, 2004, the Predecessor Fund was reorganized into a new series of the Company (i.e., the Fund). Prior to the reorganization, CCM was the investment adviser to the Predecessor Fund. CCM became the investment adviser to the Predecessor Fund on August 29, 2003, when the Predecessor Fund's investment advisory agreement was approved by its shareholders. Prior to August 29, 2003, investment advisory services were provided by VAM, under the same annual fee structure. For the period August 30, 2003 through December 31, 2003, CCM received $151,334 in fees from the Predecessor Fund as the investment adviser, of which, CCM paid $71,518 to VAM for sub-advisory services for the same period. For the fiscal year ended December 31, 2004, CCM received fees from the Fund and the Predecessor Fund of $516,973.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Sub-Adviser -- The Adviser has entered into an Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. VAM is registered as an investment adviser under The Investment Advisers Act of 1940, as amended. VAM is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

VAM provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of VAM are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays VAM 60% of the advisory fee it receives from the Fund.

Prior to August 30, 2003, VAM served as the investment adviser to the Predecessor Fund under the same fee structure as described above. The following table shows the total amount of advisory fees paid by the Predecessor Fund to VAM for the last three fiscal years or periods:

----------------------------------------------------------------------
         2002                  2003*                    2004
----------------------------------------------------------------------
----------------------------------------------------------------------
        $214,305               $198,986                 $ -0-
----------------------------------------------------------------------


* For the period from January 1, 2003 through August 29, 2003. In addition, for the period August 30, 2003 through December 31, 2003, CCM paid $71,518 to VAM for sub-advisory services (as described above under the section entitled "Adviser").

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.20% of the average daily net assets of the Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Prior to the reorganization, CSS also provided administrative services to the Predecessor Fund under the same fee structure. The table below shows the total amount of administrative fees that the Fund and the Predecessor Fund paid CSS for the last three fiscal years.

                            2002      2003     2004
                            ----      ----     ----

                             $41,405 $65,493 $82,716

Custodian and Accounting Services -- UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund's assets. The Custodian has entered into a foreign sub-custody arrangement with Citibank, N.A., as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of the Fund's assets outside of the United States of America. The Delegate shall place and maintain the Fund's assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund's assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market. CSS has appointed UMB Fund Services, Inc., to provide fund accounting services to the Fund.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205,
Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. (the "Distributor"), located at
8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sales of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Fund shares as described in the applicable prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from certain classes of the Fund, as described in the applicable prospectus and this SAI.

Prior to the reorganization, the Distributor also served as the distributor of the Predecessor Fund. During the fiscal year ended December 31, 2004, the Distributor received the following compensation as a result of the sale of the Fund's and the Predecessor Fund's shares:

----------------------------------------------------------------------
Net Underwriting   Compensation on  Brokerage        Other
Discounts and      Redemption and   Commissions      Compensation(1)
Commission         Repurchases
----------------------------------------------------------------------
----------------------------------------------------------------------
$29,755            $72,726         None             $38,473
----------------------------------------------------------------------

(1) Fees received pursuant to the Fund's and the Predecessor Fund's Distribution 12b-1 Plan.

Independent Accountants -- The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

Portfolio Manager --Mr. Faschang, Vice President of VAM since March, 2000 became portfolio manager of the Fund in May, 2001.

 Mr. Faschang currently serves as the portfolio manager for one other pooled investment vehicle, the Vontobel Eastern European Equity Fund, which is not available to U.S. investors. As of December 31, 2004, the Vontobel Eastern European Equity Fund had total net assets of 172,300,000 euros.

The Adviser does not believe that any material conflicts exist between Mr. Faschang's portfolio management of the Fund and his management of the Vontobel Eastern European Equity Fund. The Vontobel Eastern European Equity Fund and the Fund have substantially the same investment objectives, strategies and policies. In addition, the investment portfolios of the Vontobel Eastern European Equity Fund and the Fund are substantially the same. The Adviser believes that the allocation of investment opportunities is not an issue between these two entities because investment opportunities are allocated equally between the two entities.

For his services as portfolio manager for the Fund and for the Vontobel Eastern European Equity Fund, Mr. Faschang is compensated by VAM. Mr. Faschang's compensation consists of two components. The first component is base salary which is fixed. The second component of compensation is a discretionary performance bonus which is partly determined by using the preceding three rolling performance numbers of the Fund versus the Nomura Research Institute's ("NRI") Composite-11 Index and partly determined by senior management. Mr. Faschang does not receive any compensation directly from the Fund.

As of December 31, 2004, Mr. Faschang beneficially owned the following dollar range of equity securities in the Fund and in the Company:


                         Dollar Range                   Aggregate Dollar Range
Name of                  of Equity Securities           of Equity Securities in
Portfolio Manager        in the Fund                    all funds of the Company

Gunter Faschang               None                           None



Plan of Distribution -- The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A and Class C shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. During the fiscal year ended December 31, 2004, the Distributor received $38,473 in distribution and service fees from the Fund and the Predecessor Fund.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's Class A Shares average daily net assets and 1.00% of the average daily net assets attributable to the Fund's outstanding Class C Shares. Under the Class C Shares' 12b-1 Plan, payments by the Company
(i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares or Class C Shares (as applicable).

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                             PORTFOLIO TRANSACTIONS

It is the policy of both the Adviser and VAM, in placing orders for the purchase and sale of securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser or VAM, the Adviser or VAM arranges for execution of the transaction in a manner deemed to provide the best price and execution.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser or VAM, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser(or VAM) with investment recommendations, statistical research or similar services useful to the Adviser's (or VAM's)investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser and VAM can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Fund, may be used by the Adviser (or VAM) for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

The Board of Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more funds that are managed by the Adviser or VAM are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's or VAM's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund and the Predecessor Fund paid brokerage commissions as follows:

                2002      2003       2004

                $66,349   $191,229  $165,171

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 850,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares; Fifteen Million (15,000,000) shares for Institutional Shares; and Fifteen Million (15,000,000) shares for Class C Shares. This SAI supplements the prospectuses for Class A, Institutional and Class C shares.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A or Class C shares (as applicable) will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 12b-1 fee; Institutional Shares imposing no front-end sales charge, charging a two percent (2.00%) deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging 12b-1 fees; and Class C Shares charging no front-end sales charge, charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years after purchase and charging a higher 12b-1 fee than Class A Shares.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the applicable prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price -- Class A Shares -- A hypothetical illustration of the computation of the offering price per share, using the value of the Predecessor Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares at the close of business on December 31, 2004 and the Class A Shares' maximum front-end sales charge of 5.75%, is as follows:

--------------------------------------------------------------------------------
Net Assets                     $53,324,055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Outstanding Shares               2,788,662
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value Per Share      $     19.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sales  Charge  (5.75% of the   $      1.17
offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Offering Price to Public       $     20.29
--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares -- Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.



    ARRANGEMENT PERMITTING FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES


As stated in the prospectus, the Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, the Fund has no arrangement with any person to permit frequent purchases and redemptions of Fund shares.






                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account. Be sure to specify which class of shares you wish to invest in.

Telephone Transactions -- A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") -- All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $3,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA -- A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $3,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $3,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $3,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts -- Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.



                                   TAX STATUS

Distributions of net investment income -- The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions -- Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains they distribute to you. The Board of Directors of the Company reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations -- Because the income of the Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities -- The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Capital Loss Carryforwards -- As of December 31, 2004, the Fund had capital loss carryforwards of $34,255,245 available to offset future capital gains, of which $3,539,926 expires in 2006, $18,895,462 expires in 2007, $4,400,101 expires in
2008, $3,798,604 expires in 2009 and $3,621,152 expires in 2010.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =    dividends and interest  earned during the period.
b     =    expenses  accrued for the period  (net of reimbursements).
c     =    the  average  daily  number of shares  outstanding during  the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes.

Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

           n
      P(1+T) = ERV

where:

P       =       a hypothetical initial payment of $1,000
T       =       average annual total return
n       =       number of years (1, 5 or 10)
ERV     =       ending redeemable value of a hypothetical
                $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund and the Predecessor Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

--------------------------------------------------------------------------------
                         Periods ended December 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     One Year         Five-Years       Ten-Years          Since Inception(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      40.35%            18.57%             N/A             7.58%
--------------------------------------------------------------------------------

 (1) Commencement of operations was February 15, 1996.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Class A Shares of the Predecessor Fund are included in the prospectuses. Institutional Shares have not yet completed a full calendar year of operations. After-tax returns for Institutional and Class C shares will be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above. The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com


The Annual Report for the fiscal year end December 31, 2004 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Appendix A

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I. POLICY.

Commonwealth Capital Management, LLC (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II. PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A. Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the  proposal  in  question,  the  Adviser  will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

      The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this
      Section III, A.

B. Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the
      authority   to  vote   proxies   itself   or  that  it  has
      delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.




IV. RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security(1);
o     the CUSIP number of the portfolio security(1);
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o whether the matter was put forward by the issuer or a shareholder;
o     whether the mutual fund voted;
o     how the mutual fund cast its vote; and
o whether the mutual fund cast its vote for or against management.

V. GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings;
      c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2. Date and place of annual meeting.

3. Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6. Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9. Employee Stock Purchase Plans.

10. Establish 40 1(k) Plans.

C. Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1. Pay directors solely in stock;

2. Eliminate director's mandatory retirement policy;

3. Rotate annual meeting location or date;

4. Changes in the state of incorporation;

5. Social and corporate responsibility issues;

6. Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D. Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1. Elect directors or trustees;

2. Ratify or approve independent accountants;

3. Approve a new investment adviser or sub-adviser;

4. Approve a change to an investment advisory fee;

5. Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7. Approve a change in the state of incorporation; and

8. Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
-----------------------------------------------------------------

The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a) Articles of Incorporation.

     (1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

     (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

     (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No.
23(a)(3) of PEA No. 19.

     (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

     (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5)of PEA No.19.

     (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6)of PEA No.19.

     (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File
Nos.
333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA
No. 11").

     (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

     (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

     (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a) (15) of PEA No. 21.

     (16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

     (17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

     (18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a) (18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27").

     (19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

     (20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a) (20) of PEA No. 28.

     (21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S.
Treasury Fund Class C Shares; and renaming the Lara Treasury Management Fund Institutional Shares to the Lara U.S. Treasury Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 /811-8255) as filed with the SEC on October 16, 2003 ("PEA No. 31").

     (22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a) (22) of PEA No. 31.

     (23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No.23(a) (23) of PEA No. 31.

     (24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a) (24) of PEA No. 31.

     (25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a) (25) of PEA No. 31.

     (26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 8, 2004 ("PEA No. 37").


     (27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund are incorporated by reference to Exhibit No. 23(a)(27) of PEA No. 37.

     (28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming the existing Dividend Capital Realty Income Fund Class Y Shares to the Dividend Capital Realty Income Fund Class I Shares are incorporated by reference to Exhibit No. 23(a)(28) of PEA No. 37.

     (29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund as the Eastern European Equity Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Vontobel Eastern European Equity Fund Class A Shares to the Eastern European Equity Fund Class A Shares; renaming the existing shares of the Vontobel Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Class B Shares; and, renaming the existing shares of the Vontobel Eastern European Equity Fund Class C Shares to the Eastern European Equity Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(29) of PEA No. 37.

     (30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming the existing Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a)(30) of PEA No. 37.

     (31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000 are incorporated by reference to Exhibit No. 23(a)(31) of PEA No. 37.

     (32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the existing Lara U.S. Treasury Fund series to the Epoch International Small Cap Fund series and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Lara U.S. Treasury Fund Class A Shares to the Epoch International Small Cap Fund Class A Shares; Lara U.S. Treasury Fund Institutional Shares to the Epoch International Small Cap Fund Institutional Shares; and Lara U.S. Treasury Fund Class C Shares to the Epoch International Small Cap Fund Class C Shares;

  (b) By-Laws.

     The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

     See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d) Investment Advisory Contracts.

     (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

     (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

     (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) GenomicsFund.

     (a) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as Genomicsfund.com) is incorporated herein by reference to Exhibit No. 23 (d) (6) of PEA No. 11.

     (b) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund is to be filed by amendment.

     (c) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM") is to be filed by amendment.

      (5) New Market Fund.

     (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

     (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

     (c) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund is to be filed by amendment.

      (6) Third Millennium Russia Fund.

     (a) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

     (7) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

     (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

     (c) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

     (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

     (8) FORM OF: Investment Advisory agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund.

     (9) Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit No. 23 (d)(9) of PEA No. 31.

     (10) Investment Advisory Agreement between CCM and the Registrant on behalf of the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 17, 2003 ("PEA No. 32").

(e) Underwriting Contracts.

     (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(f) Bonus or Profit Sharing Contracts.

      Not Applicable.

(g) Custodian Agreements.

     (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

     (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

      (3) Custodian Agreement between UMB Bank, N.A. and the Registrant.

(h) Other Material Contracts.

      (1) Administrative Services.

     (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

     (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

     (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

     (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

     (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

     (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

     (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

     (h) Administrative Services Agreement dated April 1, 2003 between CSS and the Registrant on behalf of the Lara U.S. Treasury Fund is incorporated by reference to Exhibit No. 23(h)(1)(h) of PEA No. 31.

     (i) Administrative Services Agreement between CSS and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated by reference to Exhibit No. 23(h)(1)(i) of PEA No. 31.

     (j) Administrative Services Agreement between CSS and the Registrant on behalf of the Eastern European Equity (formerly the Vontobel Eastern European Equity Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(j) of PEA No. 37.

      (2) Transfer Agent.

     (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

     (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of PEA No. 24.

      (3) Fund Accounting.

     (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, Third Millennium Russia Fund, GenomicsFund (formerly known as GenomicsFunds.com), Chase Mid-Cap Growth Fund (formerly known as the Newby Fund), Lara U.S. Treasury Fund, Dividend Capital Realty Income Fund and the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

     (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

      (4) Expense Limitation Agreements.

     (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

     (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

     (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

     (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

     (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No. 24.

     (f) Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.

     (g) Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 28.

     (h) Expense Limitation Agreement between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated by reference to Exhibit 23(h)(4)(h) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on June 2, 2003("PEA No. 30").

     (i) Class A Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(i) of PEA No. 37.

     (j) Class C Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(j) of PEA No. 37.

     (k) Institutional Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(k) of PEA No. 37.

     (l) Institutional Shares Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund (formerly the Lara U.S. Treasury Fund series).

(i) Legal Opinion.

     Opinion of Counsel of Greenberg Traurig, LLP is incorporated by reference to Exhibit 23(i) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on December 18, 2003 ("PEA No. 34").

(j) Other Opinions.

(1) Consent of Greenberg Traurig, LLP.
(2) Consent of Tait, Weller and Baker.

(k) OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l) Initial Capital Agreements.

      Not Applicable.

(m) Rule 12b-1 Plan.

      (1) Sand Hill Portfolio Manager Fund.

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b)of PEA No. 15.

     (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c)of PEA No. 15.

      (2)  CSI Equity Fund

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c)of PEA No. 15.

      (3) GenomicsFund (formerly known as GenomicsFund.com).

     (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

     (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b)of PEA No. 15.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c)of PEA No. 15.

      (4) New Market Fund.

     (a) The Distribution Plan for Class A Shares of the New Market Fund is incorporated herein by reference to Exhibit No. 23(m)(2)of Amendment No. 5.

     (b) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(b)of PEA No. 28.

     (c) The Distribution and Service Plan for Class C Shares is incorporated herein be reference to Exhibit No. 23(m)(4)(c)of PEA No. 28.

      (5) Third Millennium Russia Fund.

     (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m) (1) of Amendment No. 5.

     (b) Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 30.

     (c) Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 30.

      (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7) (a) of PEA No. 13.

     (b) Shareholder Servicing Plan and related Agreement are incorporated herein by reference to Exhibit No. 23(m) (6)(b) of Post-Effective Amendment No. 25 to the Registrants Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on October 31, 2002 ("PEA
No. 25).

     (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m) (7) of PEA No. 27.

     (8) Dividend Capital Realty Income Fund.

     (a) The Distribution and Service Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(a) of PEA No. 31.

     (b) The Distribution and Service Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(b) of PEA No. 31.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(c) of PEA No. 31.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(d) of PEA No. 31.

(n) Rule 18f-3 Plan.

     (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3)of PEA No. 15.

     (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No.23(n)(4) of PEA No.19.

     (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

     (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

     (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No.23(n)(5) of PEA No.27.

     (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

     (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No. 30.

     (8) Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

(o) Reserved.

(p) Codes of Ethics.

     (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), CCM (the investment advisers to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund]), The London Company of Virginia (the investment adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) and the Lara Group, Ltd. (the investment adviser for the Lara U.S. Treasury Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

     (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

     (3) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to the Chase Mid-Cap Growth Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 24.

     (4) The Code of Ethics of Dividend Capital Investments LLC (the investment adviser for the Dividend Capital Realty Income Fund) will be filed by amendment.

(q) Powers-of-Attorney.

     The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


Name of Investment Adviser/Sub-Adviser         Form ADV File No.

Sand Hill Advisors, Inc.                       801-17601
CSI Capital Management, Inc.                   801-14549
Third Millennium Investment Advisors, LLC      801-55720
The London Company of Virginia                 801-46604
Chase Investment Counsel Corporation           801-3396
The Lara Group, Ltd.                           801-61634
Commonwealth Capital Management, LLC           801-60040
Dividend Capital Investments LLC               801-62453
Epoch Investment Partners, Inc.                801-63118

Item 27.   Principal Underwriters.

     (a) First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust

(b) First Dominion Capital Corp.

     The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

(c) Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

     (a) Sand Hill Advisors, Inc. 3000 Sand Hill Road Building 3, Suite 150 Menlo Park, CA 94025 (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

     (b) CSI Capital Management, Inc. 445 Bush Street, 5th Floor San Francisco, CA 94108 (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

     (c) Third Millennium Investment Advisors, LLC 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

     (d) The London Company, One James Center, Suite 1501, Richmond, Virginia 23219 (records relating to its function as the investment adviser to The New Market Fund).

     (e) UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund.

     (f) Fund Services, Inc. 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235(records relating to its function as transfer agent to the Funds).

     (g) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of
Incorporation,
By-Laws,
Minute Books and records relating to its function as administrator to the Funds).

     (h) First Dominion Capital Corp. 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

     (i) Commonwealth Fund Accounting, Inc. 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds it services).

     (j) Chase Investment Counsel Corporation 300 Preston Avenue, Suite 403 Charlottesville, VA 22902-50912 (records relating to its function as investment adviser to Chase Mid-Cap Growth Fund).

     (k) Epoch Investment Partners, Inc., 667 Madison Avenue, 2nd Floor, New York, New York 10021 (records relating to its function as investment adviser to the Epoch International Small Cap Fund).

     (l) Commonwealth Capital Management, LLC 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund].

     (m) Dividend Capital Investments LLC 518 17th Street, Suite 1700 Denver, CO 80202 (records relating to its function as the investment adviser to the Dividend Capital Realty Income Fund.)

Item 29.   Management Services.

     There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 43 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the city of Richmond, and the Commonwealth of Virginia on the 25th day of April, 2005.

                                      THE WORLD FUNDS, INC.
                                      Registrant


                                     By:  /s/ John Pasco, III
                                          -------------------
                                          John Pasco, III,
                                          Chairman of the Board,
                                          President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 43 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.


(Signature) (Title) (Date)

/s/ John Pasco, III        Chairman of the Board            April 25, 2005
-------------------        President
John Pasco, III            and Treasurer


/s/ *Samuel Boyd, Jr.      Director                         April 25, 2005
----------------------
Samuel Boyd, Jr.


/s/* Paul M. Dickinson     Director                         April 25, 2005
----------------------
Paul M. Dickinson


/s/ * William E. Poist     Director                         April 25, 2005
----------------------
William E. Poist


*By:  /s/ John Pasco, III
-------------------------
      John Pasco, III
      Attorney-in-fact
      pursuant to Powers-of-Attorney

EXHIBIT NO.          DESCRIPTION
----------           -----------
23(g)(3)             Custodian Agreement
23(i)                Consent of Greenberg Traurig, LLP
23(j)                Consent of Tait, Weller and Baker

                                                                EXHIBIT 23(g)(3)













                                CUSTODY AGREEMENT

                             Dated November 8, 2004

                                     Between

                                 UMB BANK, N.A.

                                       and

                              THE WORLD FUNDS, INC.

                              TABLE OF CONTENTS


                                  SECTION PAGE

        1. Appointment of Custodian 1

        2. Definitions                                                   1
           (a) Securities                                                1
           (b) Assets                                                    1
           (c) Instructions and Special Instructions                     1

        3. Delivery of Corporate Documents 2

        4. Powers and Duties of Custodian and Domestic                   2
           Subcustodian
           (a) Safekeeping                                               3
           (b) Manner of Holding Securities                              3
           (c) Free Delivery of Assets                                   4
           (d) Exchange of Securities                                    4
           (e) Purchases of Assets                                       4
           (f) Sales of Assets                                           5
           (g) Options                                                   5
           (h) Futures Contracts                                         6
           (i) Segregated Accounts                                       6
           (j) Depositary Receipts                                       6
           (k) Corporate Actions, Put Bonds, Called Bonds, Etc.          6
           (l) Interest Bearing Deposits                                 7
           (m) Foreign Exchange Transactions                             7
           (n) Pledges or Loans of Securities                            8
           (o) Stock Dividends, Rights, Etc.                             8
           (p) Routine Dealings                                          8
           (q) Collections                                               8
           (r) Bank Accounts                                             9
           (s) Dividends, Distributions and Redemptions                  9
           (t) Proceeds from Shares Sold                                 9
           (u) Proxies and Notices; Compliance with the
           Shareholders
                 Communication Act of 1985                               9
           (v) Books and Records                                         9
           (w) Opinion of Fund's Independent Certified Public           10
           Accountants
           (x) Reports by Independent Certified Public Accountants      10
           (y) Bills and Others Disbursements                           10

        5. Subcustodians                                                10
           (a) Domestic Subcustodians                                   10
           (b) Foreign Subcustodians                                    10
           (c) Interim Subcustodians                                    11
           (d) Special Subcustodians                                    11
           (e) Termination of a Subcustodian                            11
           (f) Certification Regarding Foreign Subcustodians            11

        6. Standard of Care                                             12
           (a) General Standard of Care                                 12
           (b) Actions Prohibited by Applicable Law, Events             12
           Beyond Custodian's Control, Armed
                         Conflict, Sovereign Risk, etc.
           (c) Liability for Past Records                               12
           (d) Advice of Counsel                                        12
           (e) Advice of the Fund and Others                            12
           (f) Instructions Appearing to be Genuine                     13
           (g) Exceptions from Liability                                13

        7. Liability of the Custodian for Actions of Others 13 (a) Domestic Subcustodians 13 (b) Liability for Acts and Omissions of Foreign 13 Subcustodians (c) Securities Systems, Interim Subcustodians, Special 13 Subcustodians, Securities
                 Depositories and Clearing Agencies
           (d) Defaults or Insolvency's of Brokers, Banks, Etc. 14 (e) Reimbursement of Expenses 14

        8. Indemnification                                              14
           (a) Indemnification by Fund                                  14
           (b) Indemnification by Custodian                             14

        9. Advances 14

       10. Liens 15

       11. Compensation 15

       12. Powers of Attorney 15

       13. Termination and Assignment 15

       14. Additional Funds 15

       15. Notices 16

       16. Miscellaneous 16

31


                                CUSTODY AGREEMENT

      This agreement made as of this 8th day of November 2004, between UMB Bank, n.a., a national banking association with its principal place of business located in Kansas City, Missouri (hereinafter "Custodian"), and The World Funds, Inc., a Maryland corporation (the "Company"), on behalf of each of its investment portfolios (individually, a "Fund" and collectively, the "Funds") as listed on Appendix B hereof (as such Appendix B may be, from time to time, supplemented or amended).

      WITNESSETH:

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended; and

      WHEREAS, the Company desires to appoint Custodian as the custodian for the custody of each Fund's Assets (as hereinafter defined) owned by such Fund which Assets are to be held in such accounts as such Fund may establish from time to time; and

      WHEREAS, Custodian is willing to accept such appointment on the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

1. APPOINTMENT OF CUSTODIAN.

      The Company hereby constitutes and appoints the Custodian as custodian of Assets belonging to each Fund which have been or may be from time to time deposited with the Custodian. Custodian accepts such appointment as a custodian and agrees to perform the duties and responsibilities of Custodian as set forth herein on the conditions set forth herein.

2. DEFINITIONS.

      For purposes of this Agreement, the following terms shall have the meanings so indicated:

      (a) "Security" or "Securities" shall mean stocks, bonds, bills, rights, script, warrants, interim certificates and all negotiable or nonnegotiable paper commonly known as Securities and other instruments or obligations.

      (b) "Assets" shall mean Securities, monies and other property held by the Custodian for the benefit of a Fund.

      (c)(1) "Instructions", as used herein, shall mean: (i) a tested telex, a written (including, without limitation, facsimile transmission) request, direction, instruction or certification signed or initialed by or on behalf of a Fund by an Authorized Person; (ii) a telephonic or other oral communication from a person the Custodian reasonably believes to be an Authorized Person; or (iii) a communication effected directly between an electro-mechanical or electronic device or system (including, without limitation, computers) on behalf of a Fund. Instructions in the form of oral communications shall be confirmed by the appropriate Fund by tested telex or in writing in the manner set forth in clause
(i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral Instructions prior to the Custodian's receipt of such confirmation. The Company, on behalf of each Fund, authorizes the Custodian to record any and all telephonic or other oral Instructions communicated to the Custodian.

      (c)(2) "Special Instructions", as used herein, shall mean Instructions countersigned or confirmed in writing by the President, Vice President or Treasurer of the Company and any other person, whether or not such person is an officer of the Company, duly authorized in writing by the Board of Directors of the Company, which countersignature or confirmation shall be included on the same instrument containing the Instructions or on a separate instrument relating thereto.

      (c)(3) Instructions and Special Instructions shall be delivered to the Custodian at the address and/or telephone, facsimile transmission or telex number agreed upon from time to time by the Custodian and each Fund.

      (c)(4) Where appropriate, Instructions and Special Instructions shall be continuing instructions.

3. DELIVERY OF CORPORATE DOCUMENTS.

      Each of the parties to this Agreement represents that its execution does not violate any of the provisions of its respective charter, articles of incorporation, articles of association or bylaws and all required corporate action to authorize the execution and delivery of this Agreement has been taken.

      The Company has furnished the Custodian with copies, properly certified or authenticated, with all amendments or supplements thereto, of the following documents:

      (a) Certificate of Incorporation (or equivalent document) of the Company as in effect on the date hereof;

      (b) By-Laws of the Company as in effect on the date hereof;

      (c) Resolutions of the Board of Directors of the Company appointing the Custodian and approving the form of this Agreement; and

      (d) Each Fund's current prospectus and statements of additional information.

      Each Fund shall promptly furnish the Custodian with copies of any updates, amendments or supplements to the foregoing documents.

      In addition, the Company has delivered or will promptly deliver to the Custodian, copies of the Resolution(s) of its Board of Directors or Trustees and all amendments or supplements thereto, properly certified or authenticated, designating certain officers or employees of each such Fund who will have continuing authority to certify to the Custodian: (a) the names, titles, signatures and scope of authority of all persons authorized to give Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of each Fund, and (b) the names, titles and signatures of those persons authorized to countersign or confirm Special Instructions on behalf of each Fund (in both cases collectively, the "Authorized Persons" and individually, an "Authorized Person"). Such Resolutions and certificates may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Custodian of a similar Resolution or certificate to the contrary. Upon delivery of a certificate which deletes or does not include the name(s) of a person previously authorized to give Instructions or to countersign or confirm Special Instructions, such persons shall no longer be considered an Authorized Person authorized to give Instructions or to countersign or confirm Special Instructions. Unless the certificate specifically requires that the approval of anyone else will first have been obtained, the Custodian will be under no obligation to inquire into the right of the person giving such Instructions or Special Instructions to do so. Notwithstanding any of the foregoing, no Instructions or Special Instructions received by the Custodian from a Fund will be deemed to authorize or permit any director, trustee, officer, employee, or agent of such Fund to withdraw any of the Assets of such Fund upon the mere receipt of such authorization, Special Instructions or Instructions from such director, trustee, officer, employee or agent.

4. POWERS AND DUTIES OF CUSTODIAN AND DOMESTIC SUBCUSTODIAN.

      Except for Assets held by any Subcustodian appointed pursuant to Sections 5(b), (c), or (d) of this Agreement, the Custodian shall have and perform the powers and duties hereinafter set forth in this Section 4. For purposes of this
Section 4 all references to powers and duties of the "Custodian" shall also refer to any Domestic Subcustodian appointed pursuant to Section 5(a).

      (a)  Safekeeping.

      The Custodian will keep safely the Assets of each Fund which are delivered to it from time to time. The Custodian shall not be responsible for any property of a Fund held or received by such Fund and not delivered to the Custodian.

      (b) Manner of Holding Securities.

         (1) The Custodian shall at all times hold Securities of each Fund either: (i) by physical possession of the share certificates or other instruments representing such Securities in registered or bearer form; or (ii) in book-entry form by a Securities System (as hereinafter defined) in accordance with the provisions of sub-paragraph (3) below.

         (2) The Custodian may hold registrable portfolio Securities which have been delivered to it in physical form, by registering the same in the name of the appropriate Fund or its nominee, or in the name of the Custodian or its nominee, for whose actions such Fund and Custodian, respectively, shall be fully responsible. Upon the receipt of Instructions, the Custodian shall hold such Securities in street certificate form, so called, with or without any indication of fiduciary capacity. However, unless it receives Instructions to the contrary, the Custodian will register all such portfolio Securities in the name of the Custodian's authorized nominee. All such Securities shall be held in an account of the Custodian containing only assets of the appropriate Fund or only assets held by the Custodian as a fiduciary, provided that the records of the Custodian shall indicate at all times the Fund or other customer for which such Securities are held in such accounts and the respective interests therein.

         (3) The Custodian may deposit and/or maintain domestic Securities owned by a Fund in, and each Fund hereby approves use of: (a) The Depository Trust Company; (b) The Participants Trust Company; and (c) any book-entry system as provided in (i) Subpart O of Treasury Circular No. 300, 31 CFR 306.115, (ii) Subpart B of Treasury Circular Public Debt Series No. 27-76, 31 CFR 350.2, or
(iii) the book-entry regulations of federal agencies substantially in the form of 31 CFR 306.115. Upon the receipt of Special Instructions, the Custodian may deposit and/or maintain domestic Securities owned by a Fund in any other domestic clearing agency registered with the Securities and Exchange Commission ("SEC") under Section 17A of the Securities Exchange Act of 1934 (or as may otherwise be authorized by the SEC to serve in the capacity of depository or clearing agent for the Securities or other assets of investment companies) which acts as a Securities depository. Each of the foregoing shall be referred to in this Agreement as a "Securities System", and all such Securities Systems shall be listed on the attached Appendix A. Use of a Securities System shall be in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

            (i) The Custodian may deposit the Securities directly or through one or more agents or Subcustodians which are also qualified to act as custodians for investment companies.

            (ii) The Custodian shall deposit and/or maintain the Securities in a Securities System, provided that such Securities are represented in an account ("Account") of the Custodian in the Securities System that includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

            (iii) The books and records of the Custodian shall at all times identify those Securities belonging to any one or more Funds which are maintained in a Securities System.

            (iv) The Custodian shall pay for Securities purchased for the account of a Fund only upon (a) receipt of advice from the Securities System that such Securities have been transferred to the Account of the Custodian in accordance with the rules of the Securities System, and (b) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such Fund. The Custodian shall transfer Securities sold for the account of a Fund only upon (a) receipt of advice from the Securities System that payment for such Securities has been transferred to the Account of the Custodian in accordance with the rules of the Securities System, and (b) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Fund. Copies of all advices from the Securities System relating to transfers of Securities for the account of a Fund shall be maintained for such Fund by the Custodian. The Custodian shall deliver to a Fund on the next succeeding business day daily transaction reports that shall include each day's transactions in the Securities System for the account of such Fund. Such transaction reports shall be delivered to such Fund or any agent designated by such Fund pursuant to Instructions, by computer or in such other manner as such Fund and Custodian may agree.

            (v) The Custodian shall, if requested by a Fund pursuant to Instructions, provide such Fund with reports obtained by the Custodian or any Subcustodian with respect to a Securities System's accounting system, internal accounting control and procedures for safeguarding Securities deposited in the Securities System.

            (vi) Upon receipt of Special Instructions, the Custodian shall terminate the use of any Securities System on behalf of a Fund as promptly as practicable and shall take all actions reasonably practicable to safeguard the Securities of such Fund maintained with such Securities System.

    (c) Free Delivery of Assets.

    Notwithstanding any other provision of this Agreement and except as provided in Section 3 hereof, the Custodian, upon receipt of Special Instructions, will undertake to make free delivery of Assets, provided such Assets are on hand and available, in connection with a Fund's transactions and to transfer such Assets to such broker, dealer, Subcustodian, bank, agent, Securities System or otherwise as specified in such Special Instructions.

    (d) Exchange of Securities.

    Upon receipt of Instructions, the Custodian will exchange portfolio Securities held by it for a Fund for other Securities or cash paid in connection with any reorganization, recapitalization, merger, consolidation, or conversion of convertible Securities, and will deposit any such Securities in accordance with the terms of any reorganization or protective plan.

    Without Instructions, the Custodian is authorized to exchange Securities held by it in temporary form for Securities in definitive form, to surrender Securities for transfer into a name or nominee name as permitted in Section 4(b)(2), to effect an exchange of shares in a stock split or when the par value of the stock is changed, to sell any fractional shares, and, upon receiving payment therefor, to surrender bonds or other Securities held by it at maturity or call.

    (e) Purchases of Assets.

      (1) Securities Purchases. In accordance with Instructions, the Custodian shall, with respect to a purchase of Securities, pay for such Securities out of monies held for a Fund's account for which the purchase was made, but only insofar as monies are available therein for such purpose, and receive the portfolio Securities so purchased. Unless the Custodian has received Special Instructions to the contrary, such payment will be made only upon receipt of Securities by the Custodian, a clearing corporation of a national Securities exchange of which the Custodian is a member, or a Securities System in accordance with the provisions of Section 4(b)(3) hereof. Notwithstanding the foregoing, upon receipt of Instructions: (i) in connection with a repurchase agreement, the Custodian may release funds to a Securities System prior to the receipt of advice from the Securities System that the Securities underlying such repurchase agreement have been transferred by book-entry into the Account maintained with such Securities System by the Custodian, provided that the Custodian's instructions to the Securities System require that the Securities System may make payment of such funds to the other party to the repurchase agreement only upon transfer by book-entry of the Securities underlying the repurchase agreement into such Account; (ii) in the case of Interest Bearing Deposits, currency deposits, and other deposits, foreign exchange transactions, futures contracts or options, pursuant to Sections 4(g), 4(h), 4(l), and 4(m) hereof, the Custodian may make payment therefor before receipt of an advice of transaction; and (iii) in the case of Securities as to which payment for the Security and receipt of the instrument evidencing the Security are under generally accepted trade practice or the terms of the instrument representing the Security expected to take place in different locations or through separate parties, such as commercial paper which is indexed to foreign currency exchange rates, derivatives and similar Securities, the Custodian may make payment for such Securities prior to delivery thereof in accordance with such generally accepted trade practice or the terms of the instrument representing such Security.

      (2) Other Assets Purchased. Upon receipt of Instructions and except as otherwise provided herein, the Custodian shall pay for and receive other Assets for the account of a Fund as provided in Instructions.

    (f) Sales of Assets.

      (1) Securities Sold. In accordance with Instructions, the Custodian will, with respect to a sale, deliver or cause to be delivered the Securities thus designated as sold to the broker or other person specified in the Instructions relating to such sale. Unless the Custodian has received Special Instructions to the contrary, such delivery shall be made only upon receipt of payment therefor in the form of: (a) cash, certified check, bank cashier's check, bank credit, or bank wire transfer; (b) credit to the account of the Custodian with a clearing corporation of a national Securities exchange of which the Custodian is a member; or (c) credit to the Account of the Custodian with a Securities System, in accordance with the provisions of Section 4(b)(3) hereof. Notwithstanding the foregoing, Securities held in physical form may be delivered and paid for in accordance with "street delivery custom" to a broker or its clearing agent, against delivery to the Custodian of a receipt for such Securities, provided that the Custodian shall have taken reasonable steps to ensure prompt collection of the payment for, or return of, such Securities by the broker or its clearing agent, and provided further that the Custodian shall not be responsible for the selection of or the failure or inability to perform of such broker or its clearing agent or for any related loss arising from delivery or custody of such Securities prior to receiving payment therefor.

      (2) Other Assets Sold. Upon receipt of Instructions and except as otherwise provided herein, the Custodian shall receive payment for and deliver other Assets for the account of a Fund as provided in Instructions.

    (g)  Options.

      (1) Upon receipt of Instructions relating to the purchase of an option or sale of a covered call option, the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the purchase or writing of the option by a Fund; (b) if the transaction involves the sale of a covered call option, deposit and maintain in a segregated account the Securities (either physically or by book-entry in a Securities System) subject to the covered call option written on behalf of such Fund; and (c) pay, release and/or transfer such Securities, cash or other Assets in accordance with any notices or other communications evidencing the expiration, termination or exercise of such options which are furnished to the Custodian by the Options Clearing Corporation (the "OCC"), the securities or options exchanges on which such options were traded, or such other organization as may be responsible for handling such option transactions.

      (2) Upon receipt of Instructions relating to the sale of a naked option (including stock index and commodity options), the Custodian, the appropriate Fund and the broker-dealer shall enter into an agreement to comply with the rules of the OCC or of any registered national securities exchange or similar organizations(s). Pursuant to that agreement and such Fund's Instructions, the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the writing of the option; (b) deposit and maintain in a segregated account, Securities (either physically or by book-entry in a Securities System), cash and/or other Assets; and (c) pay, release and/or transfer such Securities, cash or other Assets in accordance with any such agreement and with any notices or other communications evidencing the expiration, termination or exercise of such option which are furnished to the Custodian by the OCC, the securities or options exchanges on which such options were traded, or such other organization as may be responsible for handling such option transactions. The appropriate Fund and the broker-dealer shall be responsible for determining the quality and quantity of assets held in any segregated account established in compliance with applicable margin maintenance requirements and the performance of other terms of any option contract.

    (h) Futures Contracts.

    Upon receipt of Instructions, the Custodian shall enter into a futures margin procedural agreement among the appropriate Fund, the Custodian and the designated futures commission merchant (a "Procedural Agreement"). Under the Procedural Agreement the Custodian shall: (a) receive and retain confirmations, if any, evidencing the purchase or sale of a futures contract or an option on a futures contract by such Fund; (b) deposit and maintain in a segregated account cash, Securities and/or other Assets designated as initial, maintenance or variation "margin" deposits intended to secure such Fund's performance of its obligations under any futures contracts purchased or sold, or any options on futures contracts written by such Fund, in accordance with the provisions of any Procedural Agreement designed to comply with the provisions of the Commodity Futures Trading Commission and/or any commodity exchange or contract market (such as the Chicago Board of Trade), or any similar organization(s), regarding such margin deposits; and (c) release Assets from and/or transfer Assets into such margin accounts only in accordance with any such Procedural Agreements. The appropriate Fund and such futures commission merchant shall be responsible for determining the type and amount of Assets held in the segregated account or paid to the broker-dealer in compliance with applicable margin maintenance requirements and the performance of any futures contract or option on a futures contract in accordance with its terms.

    (i) Segregated Accounts.

    Upon receipt of Instructions, the Custodian shall establish and maintain on its books a segregated account or accounts for and on behalf of a Fund, into which account or accounts may be transferred Assets of such Fund, including Securities maintained by the Custodian in a Securities System pursuant to Paragraph (b)(3) of this Section 4, said account or accounts to be maintained
(i) for the purposes set forth in Sections 4(g), 4(h) and 4(n) and (ii) for the purpose of compliance by such Fund with the procedures required by the SEC Investment Company Act Release Number 10666 or any subsequent release or releases relating to the maintenance of segregated accounts by registered investment companies, or (iii) for such other purposes as may be set forth, from time to time, in Special Instructions. The Custodian shall not be responsible for the determination of the type or amount of Assets to be held in any segregated account referred to in this paragraph, or for compliance by the Fund with required procedures noted in (ii) above.

    (j) Depositary Receipts.

    Upon receipt of Instructions, the Custodian shall surrender or cause to be surrendered Securities to the depositary used for such Securities by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter referred to, collectively, as "ADRs"), against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the organization surrendering the same that the depositary has acknowledged receipt of instructions to issue ADRs with respect to such Securities in the name of the Custodian or a nominee of the Custodian, for delivery in accordance with such instructions.

    Upon receipt of Instructions, the Custodian shall surrender or cause to be surrendered ADRs to the issuer thereof, against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the organization surrendering the same that the issuer of the ADRs has acknowledged receipt of instructions to cause its depository to deliver the Securities underlying such ADRs in accordance with such instructions.

    (k) Corporate Actions, Put Bonds, Called Bonds, Etc.

    Upon receipt of Instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar Securities to the issuer or trustee thereof (or to the agent of such issuer or trustee) for the purpose of exercise or sale, provided that the new Securities, cash or other Assets, if any, acquired as a result of such actions are to be delivered to the Custodian; and (b) deposit Securities upon invitations for tenders thereof, provided that the consideration for such Securities is to be paid or delivered to the Custodian, or the tendered Securities are to be returned to the Custodian.

    Notwithstanding any provision of this Agreement to the contrary, the Custodian shall take all necessary action, unless otherwise directed to the contrary in Instructions, to comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions, or similar rights of security ownership, and shall notify the appropriate Fund of such action in writing by facsimile transmission or in such other manner as such Fund and Custodian may agree in writing.

    The Fund agrees that if it gives an Instruction for the performance of an act on the last permissible date of a period established by any optional offer or on the last permissible date for the performance of such act, the Fund shall hold the Custodian harmless from any adverse consequences in connection with acting upon or failing to act upon such Instructions.

    (l) Interest Bearing Deposits.

    Upon receipt of Instructions directing the Custodian to purchase interest bearing fixed term and call deposits (hereinafter referred to, collectively, as "Interest Bearing Deposits") for the account of a Fund, the Custodian shall purchase such Interest Bearing Deposits in the name of such Fund with such banks or trust companies, including the Custodian, any Subcustodian or any subsidiary or affiliate of the Custodian (hereinafter referred to as "Banking Institutions"), and in such amounts as such Fund may direct pursuant to Instructions. Such Interest Bearing Deposits may be denominated in U.S. dollars or other currencies, as such Fund may determine and direct pursuant to Instructions. The responsibilities of the Custodian to a Fund for Interest Bearing Deposits issued by the Custodian shall be that of a U.S. bank for a similar deposit. With respect to Interest Bearing Deposits other than those issued by the Custodian, (a) the Custodian shall be responsible for the collection of income and the transmission of cash to and from such accounts; and
(b) the Custodian shall have no duty with respect to the selection of the Banking Institution or for the failure of such Banking Institution to pay upon demand.

    (m) Foreign Exchange Transactions.

      (l) The Company, on behalf of each Fund, hereby appoints the Custodian as its agent in the execution of all currency exchange transactions. The Custodian agrees to provide exchange rate and U.S. Dollar information, in writing, to the Funds. Such information shall be supplied by the Custodian at least by the business day prior to the value date of the foreign exchange transaction, provided that the Custodian receives the request for such information at least two business days prior to the value date of the transaction.

      (2) Upon receipt of Instructions, the Custodian shall settle foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of a Fund with such currency brokers or Banking Institutions as such Fund may determine and direct pursuant to Instructions. If, in its Instructions, a Fund does not direct the Custodian to utilize a particular currency broker or Banking Institution, the Custodian is authorized to select such currency broker or Banking Institution as it deems appropriate to execute the Fund's foreign currency transaction.

      (3) Each Fund accepts full responsibility for its use of third party foreign exchange brokers and for execution of said foreign exchange contracts and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred as a result of the failure or delay of its third party broker to deliver foreign exchange. The Custodian shall have no responsibility or liability with respect to the selection of the currency brokers or Banking Institutions with which a Fund deals or the performance of such brokers or Banking Institutions.

      (4) Notwithstanding anything to the contrary contained herein, upon receipt of Instructions the Custodian may, in connection with a foreign exchange contract, make free outgoing payments of cash in the form of U.S. Dollars or foreign currency prior to receipt of confirmation of such foreign exchange contract or confirmation that the countervalue currency completing such contract has been delivered or received.

      (5) The Custodian shall not be obligated to enter into foreign exchange transactions as principal. However, if the Custodian has made available to a Fund its services as a principal in foreign exchange transactions and subject to any separate agreement between the parties relating to such transactions, the Custodian shall enter into foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of the Fund, with the Custodian as principal.

    (n) Pledges or Loans of Securities.

      (1) Upon receipt of Instructions from a Fund, the Custodian will release or cause to be released Securities held in custody to the pledgees designated in such Instructions by way of pledge or hypothecation to secure loans incurred by such Fund with various lenders including but not limited to UMB Bank, n.a.; provided, however, that the Securities shall be released only upon payment to the Custodian of the monies borrowed, except that in cases where additional collateral is required to secure existing borrowings, further Securities may be released or delivered, or caused to be released or delivered for that purpose upon receipt of Instructions. Upon receipt of Instructions, the Custodian will pay, but only from funds available for such purpose, any such loan upon re-delivery to it of the Securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing such loan. In lieu of delivering collateral to a pledgee, the Custodian, on the receipt of Instructions, shall transfer the pledged Securities to a segregated account for the benefit of the pledgee.

      (2) Upon receipt of Special Instructions, and execution of a separate Securities Lending Agreement, the Custodian will release Securities held in custody to the borrower designated in such Instructions and may, except as otherwise provided below, deliver such Securities prior to the receipt of collateral, if any, for such borrowing, provided that, in case of loans of Securities held by a Securities System that are secured by cash collateral, the Custodian's instructions to the Securities System shall require that the Securities System deliver the Securities of the appropriate Fund to the borrower thereof only upon receipt of the collateral for such borrowing. The Custodian shall have no responsibility or liability for any loss arising from the delivery of Securities prior to the receipt of collateral. Upon receipt of Instructions and the loaned Securities, the Custodian will release the collateral to the borrower.

    (o)  Stock Dividends, Rights, Etc.

    The Custodian shall receive and collect all stock dividends, rights, and other items of like nature and, upon receipt of Instructions, take action with respect to the same as directed in such Instructions.

    (p) Routine Dealings.

    The Custodian will, in general, attend to all routine and mechanical matters in accordance with industry standards in connection with the sale, exchange, substitution, purchase, transfer, or other dealings with Securities or other property of each Fund except as may be otherwise provided in this Agreement or directed from time to time by Instructions from any particular Fund. The Custodian may also make payments to itself or others from the Assets for disbursements and out-of-pocket expenses incidental to handling Securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the appropriate Fund.

    (q)  Collections.

    The Custodian shall (a) collect amounts due and payable to each Fund with respect to portfolio Securities and other Assets; (b) promptly credit to the account of each Fund all income and other payments relating to portfolio Securities and other Assets held by the Custodian hereunder upon Custodian's receipt of such income or payments or as otherwise agreed in writing by the Custodian and any particular Fund; (c) promptly endorse and deliver any instruments required to effect such collection; and (d) promptly execute ownership and other certificates and affidavits for all federal, state, local and foreign tax purposes in connection with receipt of income or other payments with respect to portfolio Securities and other Assets, or in connection with the transfer of such Securities or other Assets; provided, however, that with respect to portfolio Securities registered in so-called street name, or physical Securities with variable interest rates, the Custodian shall use its best efforts to collect amounts due and payable to any such Fund. The Custodian shall notify a Fund in writing by facsimile transmission or in such other manner as such Fund and Custodian may agree in writing if any amount payable with respect to portfolio Securities or other Assets is not received by the Custodian when due. The Custodian shall not be responsible for the collection of amounts due and payable with respect to portfolio Securities or other Assets that are in default.




    (r) Bank Accounts.

    Upon Instructions, the Custodian shall open and operate a bank account or accounts on the books of the Custodian; provided that such bank account(s) shall be in the name of the Custodian or a nominee thereof, for the account of one or more Funds, and shall be subject only to draft or order of the Custodian. The responsibilities of the Custodian to any one or more such Funds for deposits accepted on the Custodian's books shall be that of a U.S. bank for a similar deposit.

    (s) Dividends, Distributions and Redemptions.

    To enable each Fund to pay dividends or other distributions to shareholders of each such Fund and to make payment to shareholders who have requested repurchase or redemption of their shares of each such Fund (collectively, the "Shares"), the Custodian shall release cash or Securities insofar as available. In the case of cash, the Custodian shall, upon the receipt of Instructions, transfer such funds by check or wire transfer to any account at any bank or trust company designated by each such Fund in such Instructions. In the case of Securities, the Custodian shall, upon the receipt of Special Instructions, make such transfer to any entity or account designated by each such Fund in such Special Instructions.

    (t) Proceeds from Shares Sold.

    The Custodian shall receive funds representing cash payments received for shares issued or sold from time to time by each Fund, and shall credit such funds to the account of the appropriate Fund. The Custodian shall notify the appropriate Fund of Custodian's receipt of cash in payment for shares issued by such Fund by facsimile transmission or in such other manner as such Fund and the Custodian shall agree. Upon receipt of Instructions, the Custodian shall: (a) deliver all federal funds received by the Custodian in payment for shares as may be set forth in such Instructions and at a time agreed upon between the Custodian and such Fund; and (b) make federal funds available to a Fund as of specified times agreed upon from time to time by such Fund and the Custodian, in the amount of checks received in payment for shares which are deposited to the accounts of such Fund.

    (u) Proxies and Notices; Compliance with the Shareholders Communication Act of 1985.

    The Custodian shall deliver or cause to be delivered to the appropriate Fund all forms of proxies, all notices of meetings, and any other notices or announcements affecting or relating to Securities owned by such Fund that are received by the Custodian, any Subcustodian, or any nominee of either of them, and, upon receipt of Instructions, the Custodian shall execute and deliver, or cause such Subcustodian or nominee to execute and deliver, such proxies or other authorizations as may be required. Except as directed pursuant to Instructions, neither the Custodian nor any Subcustodian or nominee shall vote upon any such Securities, or execute any proxy to vote thereon, or give any consent or take any other action with respect thereto.

    The Custodian will not release the identity of any Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and any such Fund unless a particular Fund directs the Custodian otherwise in writing.

    (v) Books and Records.

    The Custodian shall maintain such records relating to its activities under this Agreement as are required to be maintained by Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and to preserve them for the periods prescribed in Rule 31a-2 under the 1940 Act. These records shall be open for inspection by duly authorized officers, employees or agents (including independent public accountants) of the appropriate Fund during normal business hours of the Custodian.

    The Custodian shall provide accountings relating to its activities under this Agreement as shall be agreed upon by each Fund and the Custodian.


    (w) Opinion of Fund's Independent Certified Public Accountants.

    The Custodian shall take all reasonable action as each Fund may request to obtain from year to year favorable opinions from each such Fund's independent certified public accountants with respect to the Custodian's activities hereunder and in connection with the preparation of each such Fund's periodic reports to the SEC and with respect to any other requirements of the SEC.

    (x) Reports by Independent Certified Public Accountants.

    At the request of a Fund, the Custodian shall deliver to such Fund a written report prepared by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding cash, Securities and other Assets, including cash, Securities and other Assets deposited and/or maintained in a Securities System or with a Subcustodian. Such report shall be of sufficient scope and in sufficient detail as may reasonably be required by such Fund and as may reasonably be obtained by the Custodian.

    (y) Bills and Other Disbursements.

    Upon receipt of Instructions, the Custodian shall pay, or cause to be paid, all bills, statements, or other obligations of a Fund.

5. SUBCUSTODIANS.

    From time to time, in accordance with the relevant provisions of this Agreement, the Custodian may appoint one or more Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians, or Interim Subcustodians (as each are hereinafter defined) to act on behalf of any one or more Funds. A Domestic Subcustodian, in accordance with the provisions of this Agreement, may also appoint a Foreign Subcustodian, Special Subcustodian, or Interim Subcustodian to act on behalf of any one or more Funds. For purposes of this Agreement, all Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians and Interim Subcustodians shall be referred to collectively as "Subcustodians".

    (a) Domestic Subcustodians.

    The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act or any trust company or other entity, any of which meet the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act for the Custodian on behalf of any one or more Funds as a subcustodian for purposes of holding Assets of such Fund(s) and performing other functions of the Custodian within the United States (a "Domestic Subcustodian"). Each Fund shall approve in writing the appointment of the proposed Domestic Subcustodian; and the Custodian's appointment of any such Domestic Subcustodian shall not be effective without such prior written approval of the Fund(s). Each such duly approved Domestic Subcustodian shall be listed on Appendix A attached hereto, as it may be amended, from time to time.

    (b) Foreign Subcustodians.

    The Custodian may at any time appoint, or cause a Domestic Subcustodian to appoint, any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Section 17(f) of the 1940 Act and the rules and regulations thereunder to act for the Custodian on behalf of any one or more Funds as a subcustodian or sub-subcustodian (if appointed by a Domestic Subcustodian) for purposes of holding Assets of the Fund(s) and performing other functions of the Custodian in countries other than the United States of America (hereinafter referred to as a "Foreign Subcustodian" in the context of either a subcustodian or a sub-subcustodian); provided that the Custodian shall have obtained written confirmation from each Fund of the approval of the Board of Directors or other governing body of each such Fund (which approval may be withheld in the sole discretion of such Board of Directors or other governing body or entity) with respect to (i) the identity of any proposed Foreign Subcustodian (including branch designation), (ii) the country or countries in which, and the securities depositories or clearing agencies (hereinafter "Securities Depositories and Clearing Agencies"), if any, through which, the Custodian or any proposed Foreign Subcustodian is authorized to hold Securities and other Assets of each such Fund, and (iii) the form and terms of the subcustodian agreement to be entered into with such proposed Foreign Subcustodian. Each such duly approved Foreign Subcustodian and the countries where and the Securities Depositories and Clearing Agencies through which they may hold Securities and other Assets of the Fund(s) shall be listed on Appendix A attached hereto, as it may be amended, from time to time. Each Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Foreign Subcustodian is authorized to act, in order that there shall be sufficient time for the Custodian, or any Domestic Subcustodian, to effect the appropriate arrangements with a proposed Foreign Subcustodian, including obtaining approval as provided in this Section 5(b). In connection with the appointment of any Foreign Subcustodian, the Custodian shall, or shall cause the Domestic Subcustodian to, enter into a subcustodian agreement with the Foreign Subcustodian in form and substance approved by each such Fund. The Custodian shall not consent to the amendment of, and shall cause any Domestic Subcustodian not to consent to the amendment of, any agreement entered into with a Foreign Subcustodian, which materially affects any Fund's rights under such agreement, except upon prior written approval of such Fund pursuant to Special Instructions.

    (c) Interim Subcustodians.

    Notwithstanding the foregoing, in the event that a Fund shall invest in an Asset to be held in a country in which no Foreign Subcustodian is authorized to act, the Custodian shall notify such Fund in writing by facsimile transmission or in such other manner as such Fund and the Custodian shall agree in writing of the unavailability of an approved Foreign Subcustodian in such country; and upon the receipt of Special Instructions from such Fund, the Custodian shall, or shall cause its Domestic Subcustodian to, appoint or approve an entity (referred to herein as an "Interim Subcustodian") designated in such Special Instructions to hold such Security or other Asset.

    (d) Special Subcustodians.

    Upon receipt of Special Instructions, the Custodian shall, on behalf of a Fund, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act for the Custodian on behalf of such Fund as a subcustodian for purposes of: (i) effecting third-party repurchase transactions with banks, brokers, dealers or other entities through the use of a common custodian or subcustodian; (ii) providing depository and clearing agency services with respect to certain variable rate demand note Securities, (iii) providing depository and clearing agency services with respect to dollar denominated Securities, and (iv) effecting any other transactions designated by such Fund in such Special Instructions. Each such designated subcustodian (hereinafter referred to as a "Special Subcustodian") shall be listed on Appendix A attached hereto, as it may be amended from time to time. In connection with the appointment of any Special Subcustodian, the Custodian shall enter into a subcustodian agreement with the Special Subcustodian in form and substance approved by the appropriate Fund in Special Instructions. The Custodian shall not amend any subcustodian agreement entered into with a Special Subcustodian, or waive any rights under such agreement, except upon prior approval pursuant to Special Instructions.

    (e) Termination of a Subcustodian.

    The Custodian may, at any time in its discretion upon notification to the appropriate Fund(s), terminate any Subcustodian of such Fund(s) in accordance with the termination provisions under the applicable subcustodian agreement, and upon the receipt of Special Instructions, the Custodian will terminate any Subcustodian in accordance with the termination provisions under the applicable subcustodian agreement.

    (f) Certification Regarding Foreign Subcustodians.

    Upon request of a Fund, the Custodian shall deliver to such Fund a certificate stating: (i) the identity of each Foreign Subcustodian then acting on behalf of the Custodian; (ii) the countries in which and the Securities Depositories and Clearing Agencies through which each such Foreign Subcustodian is then holding cash, Securities and other Assets of such Fund; and (iii) such other information as may be requested by such Fund, and as the Custodian shall be reasonably able to obtain, to evidence compliance with rules and regulations under the 1940 Act.


6. STANDARD OF CARE.

    (a) General Standard of Care.

    The Custodian shall be liable to a Fund for all losses, damages and reasonable costs and expenses suffered or incurred by such Fund resulting from the negligence or willful misfeasance of the Custodian; provided, however, in no event shall the Custodian be liable for special, indirect or consequential damages arising under or in connection with this Agreement.

    (b) Actions Prohibited by Applicable Law, Events Beyond Custodian's Control, Sovereign Risk, Etc.

    In no event shall the Custodian or any Domestic Subcustodian incur liability hereunder (i) if the Custodian or any Subcustodian or Securities System, or any subcustodian, Securities System, Securities Depository or Clearing Agency utilized by the Custodian or any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of:
(a) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and neither the Custodian nor any other Person shall be obligated to take any action contrary thereto); or (b) any event beyond the control of the Custodian or other Person such as armed conflict, riots, strikes, lockouts, labor disputes, equipment or transmission failures, natural disasters, or failure of the mails, transportation, communications or power supply; or (ii) for any loss, damage, cost or expense resulting from "Sovereign Risk." A "Sovereign Risk" shall mean nationalization, expropriation, currency devaluation, revaluation or fluctuation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting a Fund's Assets; or acts of armed conflict, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's or such other Person's control.

    (c) Liability for Past Records.

    Neither the Custodian nor any Domestic Subcustodian shall have any liability in respect of any loss, damage or expense suffered by a Fund, insofar as such loss, damage or expense arises from the performance of the Custodian or any Domestic Subcustodian in reliance upon records that were maintained for such Fund by entities other than the Custodian or any Domestic Subcustodian prior to the Custodian's employment hereunder.

    (d) Advice of Counsel.

    The Custodian and all Domestic Subcustodians shall be entitled to receive and act upon advice of counsel of its own choosing on all matters. The Custodian and all Domestic Subcustodians shall be without liability for any actions taken or omitted in good faith pursuant to the advice of counsel.

    (e) Advice of the Fund and Others.

    The Custodian and any Domestic Subcustodian may rely upon the advice of any Fund and upon statements of such Fund's accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and neither the Custodian nor any Domestic Subcustodian shall be liable for any actions taken or omitted, in good faith, pursuant to such advice or statements.

    (f) Instructions Appearing to be Genuine.

    The Custodian and all Domestic Subcustodians shall be fully protected and indemnified in acting as a custodian hereunder upon any Resolutions of the Board of Directors or Trustees, Instructions, Special Instructions, advice, notice, request, consent, certificate, instrument or paper appearing to it to be genuine and to have been properly executed and shall, unless otherwise specifically provided herein, be entitled to receive as conclusive proof of any fact or matter required to be ascertained from any Fund hereunder a certificate signed by any officer of such Fund authorized to countersign or confirm Special Instructions.

    (g) Exceptions from Liability.

    Without limiting the generality of any other provisions hereof, neither the Custodian nor any Domestic Subcustodian shall be under any duty or obligation to inquire into, nor be liable for:

        (i) the validity of the issue of any Securities purchased by or for any Fund, the legality of the purchase thereof or evidence of ownership required to be received by any such Fund, or the propriety of the decision to purchase or amount paid therefor;

        (ii) the legality of the sale of any Securities by or for any Fund, or the propriety of the amount for which the same were sold; or

        (iii) any other expenditures, encumbrances of Securities, borrowings or similar actions with respect to any Fund's Assets;

and may, until notified to the contrary, presume that all Instructions or Special Instructions received by it are not in conflict with or in any way contrary to any provisions of the Company's Declaration of Trust, Partnership Agreement, Articles of Incorporation or By-Laws or votes or proceedings of the shareholders, trustees, partners or directors of the Company, or any such Fund's currently effective Registration Statement on file with the SEC.

7. LIABILITY OF THE CUSTODIAN FOR ACTIONS OF OTHERS.

    (a)  Domestic Subcustodians

    The Custodian shall be liable for the acts or omissions of any Domestic Subcustodian to the same extent as if such actions or omissions were performed by the Custodian itself.

    (b) Liability for Acts and Omissions of Foreign Subcustodians.

    The Custodian shall be liable to a Fund for any loss or damage to such Fund caused by or resulting from the acts or omissions of any Foreign Subcustodian to the extent that, under the terms set forth in the subcustodian agreement between the Custodian or a Domestic Subcustodian and such Foreign Subcustodian, the Foreign Subcustodian has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement and the Custodian or Domestic Subcustodian recovers from the Foreign Subcustodian under the applicable subcustodian agreement.

    (c) Securities Systems, Interim Subcustodians, Special Subcustodians, Securities Depositories and Clearing Agencies.

    The Custodian shall not be liable to any Fund for any loss, damage or expense suffered or incurred by such Fund resulting from or occasioned by the actions or omissions of a Securities System, Interim Subcustodian, Special Subcustodian, or Securities Depository and Clearing Agency unless such loss, damage or expense is caused by, or results from, the negligence or willful misfeasance of the Custodian.

    (d) Defaults or Insolvency's of Brokers, Banks, Etc.

    The Custodian shall not be liable for any loss, damage or expense suffered or incurred by any Fund resulting from or occasioned by the actions, omissions, neglects, defaults or insolvency of any broker, bank, trust company or any other person with whom the Custodian may deal (other than any of such entities acting as a Subcustodian, Securities System or Securities Depository and Clearing Agency, for whose actions the liability of the Custodian is set out elsewhere in this Agreement) unless such loss, damage or expense is caused by, or results from, the negligence or willful misfeasance of the Custodian.

    (e) Reimbursement of Expenses.

    Each Fund agrees to reimburse the Custodian for all out-of-pocket expenses incurred by the Custodian in connection with this Agreement, but excluding salaries and usual overhead expenses.

8. INDEMNIFICATION.

    (a) Indemnification by Fund.

    Subject to the limitations set forth in this Agreement, each Fund agrees to indemnify and hold harmless the Custodian and its nominees from all losses, damages and expenses (including attorneys' fees) suffered or incurred by the Custodian or its nominee caused by or arising from actions taken by the Custodian, its employees or agents in the performance of its duties and obligations under this Agreement, including, but not limited to, any indemnification obligations undertaken by the Custodian under any relevant subcustodian agreement; provided, however, that such indemnity shall not apply to the extent the Custodian is liable under Sections 6 or 7 hereof.

    If any Fund requires the Custodian to take any action with respect to Securities, which action involves the payment of money or which may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to such Fund being liable for the payment of money or incurring liability of some other form, such Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

    (b) Indemnification by Custodian.

    Subject to the limitations set forth in this Agreement and in addition to the obligations provided in Sections 6 and 7, the Custodian agrees to indemnify and hold harmless each Fund from all losses, damages and expenses suffered or incurred by each such Fund caused by the negligence or willful misfeasance of the Custodian.

9.  ADVANCES.

    This Section 9 is limited to the eligible Funds and each such Fund's borrowing limitation as listed on Appendix C of this Agreement. In the event that, pursuant to Instructions, the Custodian or any Subcustodian, Securities System, or Securities Depository or Clearing Agency acting either directly or indirectly under agreement with the Custodian (each of which for purposes of this Section 9 shall be referred to as "Custodian"), makes any payment or transfer of funds on behalf of any Fund as to which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of any such Fund, the Custodian may, in its discretion without further Instructions, provide an advance ("Advance") to any such Fund in an amount sufficient to allow the completion of the transaction by reason of which such payment or transfer of funds is to be made. Any such Advance shall not exceed a Fund's or the 1940 Act's limitation concerning borrowings. The duty to ensure that the Advance did not exceed a Fund's or the 1940 Act's limitations concerning borrowing shall be on the applicable Fund's investment adviser and not a duty of the Company or the Custodian. In addition, in the event the Custodian is directed by Instructions to make any payment or transfer of funds on behalf of any Fund as to which it is subsequently determined that such Fund has overdrawn its cash account with the Custodian as of the close of business on the date of such payment or transfer, said overdraft shall constitute an Advance. Any Advance shall be payable by the Fund on behalf of which the Advance was made on demand by Custodian, unless otherwise agreed by such Fund and the Custodian, and shall accrue interest from the date of the Advance to the date of payment by such Fund to the Custodian at a rate agreed upon in writing from time to time by the Custodian and such Fund. It is understood that any transaction in respect of which the Custodian shall have made an Advance, including but not limited to a foreign exchange contract or transaction in respect of which the Custodian is not acting as a principal, is for the account of and at the risk of the Fund on behalf of which the Advance was made, and not, by reason of such Advance, deemed to be a transaction undertaken by the Custodian for its own account and risk. The Custodian and each of the Funds which are parties to this Agreement acknowledge that the purpose of Advances is to finance temporarily the purchase or sale of Securities for prompt delivery in accordance with the settlement terms of such transactions or to meet emergency expenses not reasonably foreseeable by a Fund. The Custodian shall promptly notify the appropriate Fund of any Advance. Such notification shall be sent by facsimile transmission or in such other manner as such Fund and the Custodian may agree.

10. LIENS.

    Subject to the provisions of Section 16(j) of this Agreement, the Custodian shall have a lien on the Property in a Custody Account to secure payment of fees and expenses for the services rendered under this Agreement. If the Custodian advances cash or securities to a Fund for any purpose or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of its duties hereunder, except such as may arise from its or its nominee's negligent action, negligent failure to act or willful misconduct, any Property at any time held for the Custody Account of such Fund shall be security therefore and such Fund hereby grants a security interest therein to the Custodian. The applicable Fund shall promptly reimburse the Custodian for any such advance of cash or securities or any such taxes, charges, expenses, assessments, claims or liabilities upon request for payment, but should such Fund fail to so reimburse the Custodian, the Custodian shall be entitled to dispose of such Property to the extent necessary to obtain reimbursement. The Custodian shall be entitled to debit any account of such Fund with the Custodian including, without limitation, the applicable Fund's Custody Account, in connection with any such advance and any interest on such advance as the Custodian deems reasonable.

11. COMPENSATION.

    Each Fund will pay to the Custodian such compensation as is agreed to in writing by the Custodian and the Company from time to time. Such compensation, together with all amounts for which the Custodian is to be reimbursed in accordance with Section 7(e), shall be billed to each such Fund and paid in cash to the Custodian.

    Notwithstanding any provision in this Agreement to the contrary, any amount owed by a Fund to the Custodian (including a Domestic Sub-Custodian, Foreign Sub-Custodian, Securities System, Interim Sub-Custodian, Special Sub-Custodian, Securities Depository and/or Clearing Agency) arising out of an Account of such Fund shall be paid only out of the Assets of such Fund.

12. POWERS OF ATTORNEY.

    Upon request, each Fund shall deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective obligations under this Agreement or any applicable subcustodian agreement.

13. TERMINATION AND ASSIGNMENT.

    The Company, on behalf of any Fund, or the Custodian may terminate this Agreement by notice in writing, delivered or mailed, postage prepaid (certified mail, return receipt requested) to the other not less than 90 days prior to the date upon which such termination shall take effect. Upon termination of this Agreement, the appropriate Fund shall pay to the Custodian such fees as may be due the Custodian hereunder as well as its reimbursable disbursements, costs and expenses paid or incurred. Upon termination of this Agreement, the Custodian shall deliver, at the terminating party's expense, all Assets held by it hereunder to the appropriate Fund or as otherwise designated by such Fund by Special Instructions. Upon such delivery, the Custodian shall have no further obligations or liabilities under this Agreement except as to the final resolution of matters relating to activity occurring prior to the effective date of termination.

    This Agreement may not be assigned by the Custodian or the Company without the respective consent of the other, duly authorized by a resolution by its Board of Directors or Trustees.


14. ADDITIONAL FUNDS.

    An additional Fund or Funds may become a party to this Agreement after the date hereof by an instrument in writing to such effect signed by the Company, on behalf of such Fund or Funds and the Custodian. If this Agreement is terminated as to one or more of the Funds (but less than all of the Funds) or if an additional Fund or Funds shall become a party to this Agreement, there shall be delivered to each party an Appendix B or an amended Appendix B, signed by the Company, on behalf of each of the additional Funds (if any) and each of the remaining Funds as well as the Custodian, deleting or adding such Fund or Funds, as the case may be. The termination of this Agreement as to less than all of the Funds shall not affect the obligations of the Custodian and the remaining Funds hereunder as set forth on the signature page hereto and in Appendix B as revised from time to time.

15. NOTICES.

    As to each Fund, notices, requests, instructions and other writings delivered to the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, postage prepaid, or to such other address as any particular Fund may have designated to the Custodian in writing, shall be deemed to have been properly delivered or given to a Fund.

    Notices, requests, instructions and other writings delivered to the Securities Administration department of the Custodian at its office at 928 Grand Blvd., 5th Floor, Attn: Bonnie Johnson, Kansas City, Missouri 64106, postage prepaid, or to such other addresses as the Custodian may have designated to each Fund in writing, shall be deemed to have been properly delivered or given to the Custodian hereunder; provided, however, that procedures for the delivery of Instructions and Special Instructions shall be governed by Section 2(c) hereof.

16. MISCELLANEOUS.

    (a) This Agreement is executed and delivered in the State of Missouri and shall be governed by the laws of such state.

    (b) All of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto.

    (c) No provisions of this Agreement may be amended, modified or waived, in any manner except in writing, properly executed by both parties hereto; provided, however, Appendix A may be amended from time to time as Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians, and Securities Depositories and Clearing Agencies are approved or terminated according to the terms of this Agreement.

    (d) The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (e) This Agreement shall be effective as of the date of execution hereof.

    (f) This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





(g) The following terms are defined terms within the meaning of this Agreement, and the definitions thereof are found in the following sections of the
Agreement:

Term                          Section
----                          -------
Account                       4(b)(3)(ii)
ADR'S                         4(j)
Advance                       9
Assets                        2(b)
Authorized Person             3
Banking Institution           4(1)
Domestic Subcustodian         5(a)
Foreign Subcustodian          5(b)
Instruction                   2(c)(1)
Interim Subcustodian          5(c)
Interest Bearing Deposit      4(1)
Liens                         10
OCC                           4(g)(1)
Person                        6(b)
Procedural Agreement          4(h)
SEC                           4(b)(3)
Securities                    2(a)
Securities Depositories and   5(b)(ii)
Clearing Agencies
Securities System             4(b)(3)
Shares                        4(s)
Sovereign Risk                6(b)
Special Instruction           2(c)(2)
Special Subcustodian          5(d)
Subcustodian                  5
1940 Act                      4(v)

      (h) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid by any court of competent jurisdiction, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      (i) This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and accordingly supersedes, as of the effective date of this Agreement, any custodian agreement heretofore in effect between the Fund and the Custodian.

      (j) Notwithstanding any provision in this Agreement to the contrary, any amount owed by a Fund to the Custodian (including a Domestic Sub-Custodian, Foreign Sub-Custodian, Securities System, Interim Sub-Custodian, Special Sub-Custodian, Securities Depository and/or Clearing Agency) arising out of an Account of such Fund shall be paid only out of the Assets of such Fund.














      IN WITNESS WHEREOF, the parties hereto have caused this Custody Agreement to be executed by their respective duly authorized officers.


                                  THE WORLD FUNDS, INC.

Attest: Julie Gibbs               By:/s/ John Pasco, III
--------------------------------
                                  -----------------------------------

                                  Name:  John Pasco, III
                                  -----------------------------------

                                  Title:   Chairman and Chief
                                  Executive Officer
                                  -----------------------------------

                                  Date:    November 8, 2004
                                  -----------------------------------


                                  UMB BANK, N.A.

Attest:Bonnie L. Johnson          By:/s/ Ralph R. Santoro
--------------------------------
                                  -----------------------------------

                                  Name:  Ralph R. Santoro
                                  -----------------------------------

                                  Title:    Senior Vice President
                                  -----------------------------------

                                  Date:    November 8, 2004
                                  -----------------------------------

                                   APPENDIX A

                                CUSTODY AGREEMENT


DOMESTIC SUBCUSTODIANS:

       Citibank  (Foreign Securities Only)



SECURITIES SYSTEMS:

       Federal Book Entry
       Depository Trust Company


SPECIAL SUBCUSTODIANS:

                             SECURITIES DEPOSITORIES
COUNTRIES                    FOREIGN SUBCUSTODIANS         CLEARING AGENCIES
---------                    ---------------------         -----------------


Euroclear




THE WORLD FUNDS, INC.                UMB BANK, N.A.

By:/s/ John Pasco, III               By:/s/ Ralph R. Santoro
------------------------------------ -------------------------------

Name:  John Pasco, III               Name:  Ralph R. Santoro
------------------------------------ -------------------------------

Title:   Chairman and Chief          Title:    Senior Vice
Executive Officer                    President
------------------------------------ -------------------------------

Date:    November 8, 2004            Date:    November 8, 2004
------------------------------------ -------------------------------

                                   APPENDIX B

                                CUSTODY AGREEMENT


      The following portfolios ("Funds") are hereby made parties to the Custody Agreement dated November 8, 2004, with UMB Bank, n.a. ("Custodian") and The World Funds, Inc., and agree to be bound by all the terms and conditions contained in said Agreement:


                                 CSI EQUITY FUND
                       DIVIDEND CAPITAL REALTY INCOME FUND
                                  GENOMICS FUND
                        SAND HILL PORTFOLIO MANAGERS FUND
                               THE NEW MARKET FUND
                          THIRD MILLENNIUM RUSSIA FUND
                          EASTERN EUROPEAN EQUITY FUND
                       EPOCH INTERNATIONAL SMALL CAP FUND






                                  THE WORLD FUNDS, INC.

Attest: Julie Gibbs               By:/s/ John Pasco, III
--------------------------------
                                  -----------------------------------

                                  Name:  John Pasco, III
                                  -----------------------------------

                                  Title:   Chairman and Chief
                                  Executive Officer
                                  -----------------------------------

                                  Date:    November 8, 2004
                                  -----------------------------------


                                  UMB BANK, N.A.

Attest:Bonnie L. Johnson          By:  /s/ Ralph R. Santoro
--------------------------------
                                  -----------------------------------

                                  Name:  Ralph R. Santoro
                                  -----------------------------------

                                  Title:    Senior Vice President
                                  -----------------------------------

                                  Date:    November 8, 2004
                                  -----------------------------------

                                   APPENDIX C

                                CUSTODY AGREEMENT


  Eligible Funds and Borrowing Limitations - The World Funds, Inc.



-----------------------------------------------------------------
Fund Name                  Acceptable       Limitation
                           Reason
-----------------------------------------------------------------
-----------------------------------------------------------------
CSI Equity Fund            Temporary        5% of the lower of
                           emergency only   value or cost of
                                            total assets
-----------------------------------------------------------------
-----------------------------------------------------------------
Dividend Capital Realty    Temporary        Limited to extent
Income Fund                emergency only   allowed under the
                                            1940 Act
-----------------------------------------------------------------
-----------------------------------------------------------------
Eastern European Equity    Temporary        5% of the lower of
Fund                       emergency only   value or cost of
                                            total assets
-----------------------------------------------------------------
-----------------------------------------------------------------
Epoch International Small  Temporary        Limited to extent
Cap Fund                   emergency only   allowed under the
                                            1940 Act
-----------------------------------------------------------------
-----------------------------------------------------------------
Genomics Fund              Temporary        5% of the lower of
                           emergency only   value or cost of
                                            total assets
-----------------------------------------------------------------
-----------------------------------------------------------------
The New Market Fund        Temporary        5% of the lower of
                           emergency only   value or cost of
                                            total assets
-----------------------------------------------------------------
-----------------------------------------------------------------
Sand Hill Portfolio        Temporary        20% of net assets
Managers Fund              emergency only
-----------------------------------------------------------------
-----------------------------------------------------------------
Third Millennium Russia    Temporary        5% of the lower of
Fund                       emergency only   value or cost of
                                            total assets
-----------------------------------------------------------------

                                                                   EXHIBIT 23(i)




                               CONSENT OF COUNSEL

      We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 43 of our firm's opinion and consent of counsel which was filed as Exhibit No. 23(i) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                    GREENBERG TRAURIG, LLP


                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein, a
Shareholder


Philadelphia, Pennsylvania
April 25, 2005

                                                                   EXHIBIT 23(j)



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of The World Funds and to the use of our report dated February 11, 2005 on the financial statements and financial highlights of European Equity Fund, a series of World Funds, Inc. Such financial statements and financial highlights appear in the December 31, 2004 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.




                                    TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
April 22, 2005